UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	4/30/2022

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Total Return Fund

BNY Mellon Global Dynamic Bond Income Fund

BNY Mellon Global Real Return Fund

BNY Mellon Sustainable Balanced Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Dynamic Total Return Fund

SEMI-ANNUAL REPORT April 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through April 30, 2022, as provided by Vassilis Dagioglu, James Stavena, Torrey Zaches and Dimitri Curtil, portfolio managers employed by the fund’s sub-adviser, Newton Investment Management North America LLC

Market and Fund Performance Overview

For the six-month period from November 1, 2021 to April 30, 2022, the BNY Mellon Dynamic Total Return Fund’s (the “fund”) Class A shares produced a total return of −8.11%, Class C shares returned −8.46%, Class I shares returned −7.98%, and Class Y shares returned −8.04%.1 In comparison, the FTSE Three-Month U.S. Treasury Bill Index, the MSCI World Index, FTSE World Government Bond Index and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”) returned 0.06%, −11.30%, −12.57% and −11.72%, respectively.2,3,4,5

The fund delivered a negative total return over the reporting period but outperformed the Hybrid Index. Investors were subjected to three new challenges over the period: 1) high inflation, the highest in 40 years, 2) a war in Ukraine and 3) China’s zero-COVID-19 policy, resulting in the near complete shutdown of Shanghai, a city of nearly 25 million people. The main events, however, have been a newly hawkish Federal Reserve (the “Fed”), its increase in the effective policy rate, and the rise in U.S. Treasury yields.

The Fund’s Investment Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers.

The fund will seek to achieve investment exposure primarily through long and short positions in futures, options, forward contracts, swap agreements, or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The fund’s portfolio managers apply a systematic investment approach designed to identify and exploit relative misvaluations across and within global capital markets. The portfolio managers update, monitor and follow buy or sell recommendations using proprietary investment models of the fund’s Sub-Adviser. Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market-level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricing among global bond markets. For currency markets, the portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued. For commodities, the portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity, as well as momentum.

2

Bonds React to Higher Rates to Deliver Negative Returns

Markets were hindered primarily by the Fed’s newly hawkish policy, which resulted in an increase in the effective policy rate and a rise in U.S. Treasury yields. Other factors driving the market included the highest inflation in 40 years, the war in Ukraine, and China’s zero-COVID-19 policy, which resulted in the shutdown of Shanghai, a city of nearly 25 million people.

Markets were surprised by the level and the persistence of U.S. inflation when the U.S. Consumer Price Index reached 8.5%. As a result, Fed Chair Jerome Powell admitted defeat, conceding that inflation was not “transitory.” High prices for energy, food, and housing have driven the inflation increases, as have wage increases.

As U.S. inflation stayed high and continued to rise, the Fed became more hawkish about increases in its effective policy rate. In March 2022, the Fed increased the policy rate by 0.25% to an effective rate of 0.33%. However, based on the federal funds futures curve, the market expects the policy rate to increase to at least 2.5% by the end of 2022 and to top out at approximately 3.5% in mid-2023. Furthermore, the Fed announced that it would begin to reduce its balance sheet or implement quantitative tightening by May 2022.

Investors have benefited from lower yields since the 1980s, a period also characterized by low inflation. But the Fed now has a fight on its hands, with the challenge being to both lower inflation and also retain its credibility, given its longstanding average inflation target of 2%.

U.S. Treasuries reacted negatively to rising rates and inflation, with 10-year yields increasing from 1.58% at the start of the reporting period to 2.89% by the end of the period. This represents a significant change to long-dated yields, and consequently, long-dated U.S. Treasuries posted one of their worst returns ever. Over the six-month reporting period,
10-year U.S. Treasuries were down nearly −8.0%.

Unexpected inflation also tends to diminish returns for equities, and global equities fell during the reporting period. Equity fundamentals, however, remained solid, if not above average. In many cases, the big winners have been cyclical and less-favored value stocks — often “old economy” companies — including in the energy sector. Annual earnings growth on the S&P 500 in 2020 averaged 10%, based on the previous five years, while revenue growth of 10% has been above average. At 12%, profit margins have also been above average. Looking ahead, the 2022 consensus earnings growth forecast for the MSCI World Index is over 20%, while for the S&P 500, it is just over 10%.

Despite higher rates and inflation, the U.S. economy is forecast to grow by 2.8% in 2022, above its long-term trend. The global economy is also expected to grow near its long-term trend in spite of China’s zero-COVID-19 policy.

Strong Fund Performance

The fund delivered a negative total return during the reporting period but beat the Hybrid Index by approximately 4%. The fund also managed the downside with approximately a two-thirds downside capture rate versus the Hybrid Index and the MSCI World Index. To hedge inflation the fund increased its exposure to commodity futures, which was the highest positive contributor (2.18%). The fund also benefited from its active volatility strategy,

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

which seeks to harvest the volatility premium over time. This strategy added another 0.49% to the overall fund return.

Within equities, the long exposure to U.S. equities was the main detractor (−5.12%), while UK equity was the highest positive contributor (1.21%). Within bonds, the long exposure to U.S. Treasuries was the main detractor (−2.66%), while a short position in UK Gilts (0.99%) offset some of the loss from bonds.

The fund navigated the bearish bond market reasonably well, as most of the underperformance over this period was due to an overweight to equities. We still see upside in equities from here, based on the solid fundamentals and above-trend growth rate. In order to manage any potential downside, the fund expressed its equity overweight in the form of out-of-the-money call options. These allow us to both implement our equity view but also limit the downside based on the premium paid for the options. In other words, if the options expire out-of-the-money, the fund will lose only the premium paid for the options, less than if the overall equity market dropped.

Looking Forward: High Growth with High Inflation

The U.S. headline inflation has remained stubbornly high, at 8.5%. Nevertheless, we expect to see peak inflation over the next several months, due to the Fed’s hawkish signals on monetary tightening as well as prices reaching their upper limit before demand is reduced. The Fed will hope to engineer a “soft landing” by the end of 2022, consisting of inflation in the 3% to 4% range and the avoidance of a recession, or two consecutive quarters of negative GDP growth. We believe the U.S. CPI will be reduced by the end of the year to a range of 4% to 5%, higher than perhaps the Fed would like. However, in conjunction with higher inflation, we anticipate sustained demand and above-trend GDP growth for 2022.

Looking forward, we continue to find equity fundamentals attractive and will continue to look for attractive trade-offs to obtain upside but also to manage the downside. We are cautious on bonds, although long-dated yields have responded significantly to the new monetary regime. Consequently, bonds may offer attractive future returns, especially if the Fed is able to tame inflation. The fund will continue to hold assets to hedge inflation, including commodity futures. It also holds opportunistic strategies that can be both long or short their respective markets.

We believe the fund continues to play an important role in investor portfolios, as a core allocation that is flexible, diverse and able to access other asset classes, such as

4

inflation-hedging assets. As both equities and bonds continue to experience challenges, we believe the fund’s expanded toolkit will continue to serve investors well.

May 16, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser pursuant to an agreement in effect through March 1, 2023, at which time it may be extended, terminated, or modified.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign, fixed-income market. Investors cannot invest directly in any index.

5  Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Commodities contain heightened risk including market, political, regulatory, and natural conditions, and may not be appropriate for all investors. Derivatives and commodity-linked derivatives involve risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

High yield bonds involve increased credit and liquidity risk than higher rated bonds and are considered speculative in terms of the issuer's ability to pay interest and repay principal on a timely basis.

Short sales involve selling a security the portfolio does not own in anticipation that the security’s price will decline. Short sales may involve risk and leverage, and expose the portfolio to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Total Return Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.66	$10.21	$5.48	$5.47
Ending value (after expenses)	$918.90	$915.40	$920.20	$919.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.00	$10.74	$5.76	$5.76
Ending value (after expenses)	$1,017.85	$1,014.13	$1,019.09	$1,019.09
†

Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C, 1.15% for Class I and 1.15% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

CONSOLIDATED STATEMENT OF INVESTMENTS
April 30, 2022 (Unaudited)

Description/Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .0%
Call Options - .0%
Standard & Poor's 500 E-mini June Future, Contracts 86	4,725	6/17/2022	20,317,500		10,750
Standard & Poor's 500 E-mini June Future, Contracts 230	4,900	6/17/2022	56,350,000		6,325
Standard & Poor's 500 E-mini 3rd Week September Future, Contracts 223	5,080	7/15/2022	56,642,000		7,805
Standard & Poor's 500 E-mini 3rd Week September Future, Contracts 84	4,950	7/15/2022	20,790,000		6,720
Total Options Purchased (cost $360,945)			31,600
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - 89.7%
U.S. Government Securities
U.S. Treasury Bills	0.56	6/30/2022	49,558,100	[a]	49,501,835
U.S. Treasury Bills	0.47	6/16/2022	82,317,500	[a]	82,272,290
U.S. Treasury Bills	0.36	5/19/2022	69,950,400	[a]	69,943,298
Total Short-Term Investments (cost $201,717,706)			201,717,423
	1-Day Yield (%)		Shares
Investment Companies - 6.5%
Registered Investment Companies - 6.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $14,639,725)	0.38		14,639,725	[b]	14,639,725
Total Investments (cost $216,718,376)			96.2%	216,388,748
Cash and Receivables (Net)			3.8%	8,453,456
Net Assets			100.0%	224,842,204

a Security is a discount security. Income is recognized through the accretion of discount.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	89.7
Investment Companies	6.5
Options Purchased	.0
96.2

† Based on net assets.

See notes to consolidated financial statements.

7

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 6.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 6.5%	39,021,299	154,938,696	(179,320,270)	14,639,725	19,411

† Includes reinvested dividends/distributions.

See notes to consolidated financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Amsterdam Exchange Index	51	5/20/2022	7,568,247[a]	7,601,963	33,716
ASX SPI 200	14	6/16/2022	1,795,560[a]	1,832,190	36,630
Australian 10 Year Bond	419	6/15/2022	37,593,492[a]	36,750,890	(842,602)
Brent Crude	30	8/31/2022	3,070,094[b]	3,046,200	(23,894)
CAC 40 10 Euro	230	5/20/2022	15,726,571[a]	15,714,482	(12,089)
Canadian 10 Year Bond	91	6/21/2022	9,035,587[a]	8,950,889	(84,698)
Cocoa	23	9/15/2022	599,320[b]	592,020	(7,300)
Coffee "C"	1	9/20/2022	82,614[b]	83,213	599
Copper	12	7/27/2022	1,378,528[b]	1,322,550	(55,978)
Corn No.2 Yellow	73	9/14/2022	2,789,543[b]	2,803,200	13,657
Cotton No.2	19	7/7/2022	1,227,003[b]	1,383,485	156,482
Crude Oil	33	8/22/2022	3,214,697[b]	3,256,770	42,073
Crude Soybean Oil	33	8/12/2022	1,496,435[b]	1,583,010	86,575
DAX	21	6/17/2022	7,831,226[a]	7,803,729	(27,497)
E-mini Russell 2000	93	6/17/2022	9,175,704	8,655,045	(520,659)
Euro-Bond	222	6/8/2022	36,686,768[a]	35,970,609	(716,159)
FTSE 100	248	6/17/2022	23,194,661[a]	23,429,110	234,449
Gasoline	18	8/31/2022	2,313,405[b]	2,389,489	76,084
Gold 100 oz	14	6/28/2022	2,742,650[b]	2,676,380	(66,270)
Hang Seng	12	5/30/2022	1,508,538[a]	1,605,939	97,401
Hard Red Winter Wheat	1	9/14/2022	58,899[b]	55,450	(3,449)
Japanese 10 Year Bond	27	6/13/2022	31,102,918[a]	31,128,800	25,882

8

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long(continued)
Lean Hog	17	8/12/2022	810,663[b]	745,620	(65,043)
Live Cattle	29	8/31/2022	1,608,678[b]	1,569,190	(39,488)
LME Primary Aluminum	14	9/21/2022	1,120,203[b]	1,069,600	(50,603)
LME Primary Aluminum	36	6/15/2022	2,840,471[b]	2,738,925	(101,546)
LME Primary Nickel	3	6/15/2022	371,025[b]	571,500	200,475
LME Primary Nickel	8	9/21/2022	1,609,633[b]	1,526,184	(83,449)
LME Refined Pig Lead	3	6/15/2022	170,268[b]	169,463	(805)
LME Refined Pig Lead	2	9/21/2022	119,481[b]	112,975	(6,506)
LME Zinc	4	6/15/2022	362,337[b]	412,525	50,188
LME Zinc	15	9/21/2022	1,651,264[b]	1,532,438	(118,826)
Low Sulphur Gas oil	20	8/11/2022	1,919,844[b]	2,087,000	167,156
Mini MSCI Emerging Markets Index	86	6/17/2022	4,439,913	4,546,820	106,907
Natural Gas	35	8/29/2022	2,534,908[b]	2,554,650	19,742
NY Harbor ULSD	13	8/31/2022	1,791,114[b]	1,865,846	74,732
Platinum	23	7/27/2022	1,155,000[b]	1,080,540	(74,460)
S&P/Toronto Stock Exchange 60 Index	27	6/16/2022	5,439,342[a]	5,262,756	(176,586)
Silver	6	7/27/2022	763,381[b]	692,550	(70,831)
Soybean Meal	140	8/12/2022	6,182,944[b]	5,947,200	(235,744)
Standard & Poor's 500 E-mini	400	6/17/2022	84,029,468	82,550,000	(1,479,468)
Sugar No.11	49	9/30/2022	1,078,643[b]	1,056,440	(22,203)
Topix	32	6/9/2022	4,659,924[a]	4,692,429	32,505
U.S. Treasury 10 Year Notes	602	6/21/2022	74,467,569	71,732,063	(2,735,506)
Futures Short
Chicago SRW Wheat	7	9/14/2022	389,519[b]	370,388	19,131
FTSE/MIB Index	31	6/17/2022	3,858,106[a]	3,911,169	(53,063)
IBEX 35 Index	3	5/20/2022	273,801[a]	271,212	2,589
LME Primary Aluminum	4	9/21/2022	322,188[b]	305,600	16,588
LME Primary Aluminum	36	6/15/2022	2,913,881[b]	2,738,925	174,956
LME Primary Nickel	2	9/21/2022	394,068[b]	381,546	12,522
LME Primary Nickel	3	6/15/2022	586,341[b]	571,500	14,841
LME Refined Pig Lead	3	6/15/2022	179,404[b]	169,463	9,941
LME Zinc	4	6/15/2022	411,732[b]	412,525	(793)
LME Zinc	4	9/21/2022	415,088[b]	408,650	6,438
Long Gilt	219	6/28/2022	33,722,714[a]	32,616,191	1,106,523
NYMEX Palladium	3	6/28/2022	710,146[b]	692,100	18,046
Soybean	9	8/12/2022	743,144[b]	736,088	7,056

9

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short(continued)
Swiss Market Index	105	6/17/2022	12,700,631[a]	13,050,116	(349,485)
Gross Unrealized Appreciation				2,843,884
Gross Unrealized Depreciation				(8,025,000)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

See notes to consolidated financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup
Swiss Franc	12,692,559	United States Dollar	13,730,132	6/15/2022	(649,500)
Goldman Sachs
Euro	10,255,000	United States Dollar	11,236,492	6/15/2022	(393,362)
United States Dollar	25,904,973	Euro	23,850,000	6/15/2022	687,162
Swiss Franc	8,801,000	United States Dollar	9,378,682	6/15/2022	(308,593)
United States Dollar	7,514,741	Swiss Franc	7,059,000	6/15/2022	239,913
British Pound	10,061,000	United States Dollar	13,092,949	6/15/2022	(440,776)
United States Dollar	28,745,826	British Pound	22,216,000	6/15/2022	808,178
Australian Dollar	13,379,000	United States Dollar	9,832,027	6/15/2022	(370,851)
United States Dollar	5,465,319	Australian Dollar	7,433,000	6/15/2022	208,953
Norwegian Krone	129,691,000	United States Dollar	14,592,943	6/15/2022	(763,543)
United States Dollar	780,062	Norwegian Krone	7,025,000	6/15/2022	30,962
New Zealand Dollar	10,670,000	United States Dollar	7,183,759	6/15/2022	(296,215)
United States Dollar	2,129,759	New Zealand Dollar	3,160,000	6/15/2022	89,962
Canadian Dollar	20,437,000	United States Dollar	16,231,553	6/15/2022	(324,892)
United States Dollar	4,310,621	Canadian Dollar	5,509,000	6/15/2022	22,820
Japanese Yen	927,118,000	United States Dollar	7,432,153	6/15/2022	(275,696)

10

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs(continued)
United States Dollar	16,298,595	Japanese Yen	2,047,039,000	6/15/2022	497,428
Swedish Krona	53,673,000	United States Dollar	5,562,676	6/15/2022	(89,183)
United States Dollar	22,447,024	Swedish Krona	213,464,000	6/15/2022	678,283
HSBC
Australian Dollar	42,738,126	United States Dollar	31,427,552	6/15/2022	(1,204,597)
United States Dollar	4,013,734	Australian Dollar	5,392,000	6/15/2022	200,694
Japanese Yen	973,209,000	United States Dollar	8,156,419	6/15/2022	(644,184)
United States Dollar	12,855,179	Japanese Yen	1,571,720,000	6/15/2022	723,016
Euro	8,129,000	United States Dollar	9,005,196	6/15/2022	(409,993)
United States Dollar	80,917,634	Euro	73,094,365	6/15/2022	3,631,266
Swedish Krona	2,371,000	United States Dollar	242,334	6/15/2022	(543)
United States Dollar	6,423,605	Swedish Krona	60,561,000	6/15/2022	247,684
Canadian Dollar	1,817,000	United States Dollar	1,443,211	6/15/2022	(28,992)
United States Dollar	471,965	Canadian Dollar	605,000	6/15/2022	1,077
New Zealand Dollar	631,000	United States Dollar	440,047	6/15/2022	(32,733)
United States Dollar	599,023	New Zealand Dollar	882,000	6/15/2022	29,687
Swiss Franc	5,421,000	United States Dollar	5,807,842	6/15/2022	(221,096)
United States Dollar	1,365,797	Swiss Franc	1,278,000	6/15/2022	48,722
British Pound	7,508,000	United States Dollar	9,830,412	6/15/2022	(388,754)
United States Dollar	2,145,411	British Pound	1,638,000	6/15/2022	85,550
Norwegian Krone	18,623,000	United States Dollar	2,111,755	6/15/2022	(125,920)
United States Dollar	675,133	Norwegian Krone	5,934,000	6/15/2022	42,370
Morgan Stanley
Canadian Dollar	4,139,487	United States Dollar	3,227,165	6/15/2022	(5,292)
Japanese Yen	5,586,103,015	United States Dollar	48,379,607	6/15/2022	(5,260,279)

11

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley(continued)
United States Dollar	27,571,430	British Pound	20,956,349	6/15/2022	1,217,851
Norwegian Krone	26,510,218	United States Dollar	2,979,553	6/15/2022	(152,677)
RBC Capital Markets
Swedish Krona	224,573,085	United States Dollar	23,173,126	6/15/2022	(271,497)
Standard Chartered Bank
United States Dollar	3,587,924	Swedish Krona	33,730,000	6/15/2022	148,189
New Zealand Dollar	6,866,000	United States Dollar	4,687,548	6/15/2022	(255,507)
United States Dollar	25,334,022	New Zealand Dollar	37,057,183	6/15/2022	1,413,407
Swiss Franc	3,001,500	United States Dollar	3,231,407	6/15/2022	(138,137)
United States Dollar	1,405,640	Swiss Franc	1,313,000	6/15/2022	52,495
Norwegian Krone	37,047,000	United States Dollar	4,261,934	6/15/2022	(311,484)
United States Dollar	4,793,551	Norwegian Krone	42,528,000	6/15/2022	258,643
Japanese Yen	697,877,000	United States Dollar	5,722,543	6/15/2022	(335,606)
United States Dollar	5,680,499	Japanese Yen	694,369,000	6/15/2022	320,640
Euro	7,977,000	United States Dollar	8,816,518	6/15/2022	(382,032)
United States Dollar	9,813,835	Euro	8,937,000	6/15/2022	364,293
British Pound	5,161,000	United States Dollar	6,768,632	6/15/2022	(278,436)
United States Dollar	18,439,331	British Pound	14,054,000	6/15/2022	765,776
Australian Dollar	6,368,000	United States Dollar	4,735,556	6/15/2022	(232,322)
United States Dollar	2,031,335	Australian Dollar	2,735,000	6/15/2022	97,236
Canadian Dollar	9,224,000	United States Dollar	7,292,296	6/15/2022	(113,012)
United States Dollar	3,176,795	Canadian Dollar	4,016,500	6/15/2022	50,646
Gross Unrealized Appreciation					12,962,903
Gross Unrealized Depreciation					(14,705,704)

See notes to consolidated financial statements.

12

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments
Unaffiliated issuers	202,078,651	201,749,023
Affiliated issuers	14,639,725	14,639,725
Cash		5,065,885
Cash denominated in foreign currency	421,141	422,436
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		12,962,903
Cash collateral held by broker—Note 4		8,280,310
Receivable for shares of Common Stock subscribed		749,903
Receivable for investment securities sold		180,267
Dividends receivable		6,436
Prepaid expenses		54,289
		244,111,177
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		207,211
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		14,705,704
Payable for futures variation margin—Note 4		3,221,899
Outstanding options written, at value (premiums received $478,856)—Note 4		746,638
Payable for shares of Common Stock redeemed		280,934
Directors’ fees and expenses payable		9,500
Other accrued expenses		97,087
		19,268,973
Net Assets ($)		224,842,204
Composition of Net Assets ($):
Paid-in capital		256,725,891
Total distributable earnings (loss)		(31,883,687)
Net Assets ($)		224,842,204

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	34,497,837	10,809,915	114,406,983	65,127,469
Shares Outstanding	2,478,349	859,258	7,940,146	4,530,072
Net Asset Value Per Share ($)	13.92	12.58	14.41	14.38

See notes to consolidated financial statements.

13

CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Interest	152,976
Dividends from affiliated issuers	19,411
Total Income	172,387
Expenses:
Management fee—Note 3(a)	1,476,287
Subsidiary management fee—Note 3(a)	144,551
Shareholder servicing costs—Note 3(c)	142,434
Professional fees	84,148
Distribution fees—Note 3(b)	49,957
Registration fees	33,270
Prospectus and shareholders’ reports	16,068
Directors’ fees and expenses—Note 3(d)	14,947
Chief Compliance Officer fees—Note 3(c)	10,209
Loan commitment fees—Note 2	1,927
Custodian fees—Note 3(c)	1,658
Miscellaneous	15,857
Total Expenses	1,991,313
Less—reduction in expenses due to undertaking—Note 3(a)	(330,538)
Net Expenses	1,660,775
Net Investment (Loss)	(1,488,388)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(159,586)
Net realized gain (loss) on futures	(13,308,321)
Net realized gain (loss) on options transactions	344,898
Net realized gain (loss) on forward foreign currency exchange contracts	985,331
Net Realized Gain (Loss)	(12,137,678)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	12,273
Net change in unrealized appreciation (depreciation) on futures	(5,398,805)
Net change in unrealized appreciation (depreciation) on options transactions	(59,094)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,200,895)
Net Change in Unrealized Appreciation (Depreciation)	(6,646,521)
Net Realized and Unrealized Gain (Loss) on Investments	(18,784,199)
Net (Decrease) in Net Assets Resulting from Operations	(20,272,587)

See notes to consolidated financial statements.

14

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment (loss)	(1,488,388)	(3,538,678)
Net realized gain (loss) on investments	(12,137,678)	48,779,603
Net change in unrealized appreciation (depreciation) on investments	(6,646,521)	6,080,913
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,272,587)	51,321,838
Distributions ($):
Distributions to shareholders:
Class A	(6,080,213)	-
Class C	(2,393,723)	-
Class I	(21,247,593)	-
Class Y	(15,888,539)	-
Total Distributions	(45,610,068)	-
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	5,639,996	5,745,871
Class C	123,782	266,084
Class I	17,619,163	34,565,477
Class Y	680,604	5,109,784
Distributions reinvested:
Class A	4,789,734	-
Class C	2,362,765	-
Class I	17,048,947	-
Class Y	8,564,294	-
Cost of shares redeemed:
Class A	(5,143,144)	(7,102,212)
Class C	(4,567,568)	(8,965,935)
Class I	(30,027,435)	(83,483,341)
Class Y	(44,289,505)	(145,730,889)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(27,198,367)	(199,595,161)
Total Increase (Decrease) in Net Assets	(93,081,022)	(148,273,323)
Net Assets ($):
Beginning of Period	317,923,226	466,196,549
End of Period	224,842,204	317,923,226

15

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	353,048	334,928
Shares issued for distributions reinvested	317,411	-
Shares redeemed	(324,853)	(418,968)
Net Increase (Decrease) in Shares Outstanding	345,606	(84,040)
Class Cb
Shares sold	9,146	16,641
Shares issued for distributions reinvested	172,717	-
Shares redeemed	(312,317)	(568,980)
Net Increase (Decrease) in Shares Outstanding	(130,454)	(552,339)
Class Ia
Shares sold	1,087,327	1,965,293
Shares issued for distributions reinvested	1,092,181	-
Shares redeemed	(1,866,146)	(4,761,687)
Net Increase (Decrease) in Shares Outstanding	313,362	(2,796,394)
Class Ya
Shares sold	38,426	292,371
Shares issued for distributions reinvested	550,051	-
Shares redeemed	(2,643,495)	(8,443,227)
Net Increase (Decrease) in Shares Outstanding	(2,055,018)	(8,150,856)

[a]

During the period ended April 30, 2022, 21,143 Class Y shares representing $350,517 were exchanged for 21,101 Class I share. During the period ended October 31, 2021, 180,047 Class Y shares representing $3,164,338 were exchanged for 179,705 Class I share and 396 Class Y shares representing $6,706 were exchanged for 406 Class A share.

[b]	During the period ended October 31, 2021, 31 Class C shares representing $482 were automatically converted to 29 Class A shares.
See notes to consolidated financial statements.

16

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

	Six Months Ended
	April 30, 2022	Year Ended October 31,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	17.98	15.82	16.26	15.08	16.63	15.73
Investment Operations:
Net investment income (loss)[a]	(.10)	(.19)	(.02)	.15	.08	(.09)
Net realized and unrealized gain (loss) on investments	(1.14)	2.35	.08	1.16	(.81)	1.02
Total from Investment Operations	(1.24)	2.16	.06	1.31	(.73)	.93
Distributions:
Dividends from net investment income	(.08)	-	(.17)	(.13)	–	–
Dividends from net realized gain on investments	(2.74)	-	(.33)	–	(.82)	(.03)
Total Distributions	(2.82)	-	(.50)	(.13)	(.82)	(.03)
Net asset value, end of period	13.92	17.98	15.82	16.26	15.08	16.63
Total Return (%)[b]	(8.11)[c]	13.79	.28	8.82	(4.63)	5.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.69[d]	1.60	1.58	1.55	1.59	1.55
Ratio of net expenses to average net assets [e]	1.40[d]	1.42	1.44	1.44	1.44	1.47
Ratio of net investment income (loss) to average net assets	(1.27)[d]	(1.12)	(.14)	.96	.48	(.56)
Portfolio Turnover Rate	-	82.12	176.12	26.17	17.55	69.80
Net Assets, end of period ($ x 1,000)	34,498	38,354	35,061	38,100	47,280	73,458

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

17

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Six Moths Ended
	April 30, 2022	Year Ended October 31,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	16.50	14.62	15.06	13.96	15.56	14.83
Investment Operations:
Net investment income (loss)[a]	(.14)	(.29)	(.13)	.03	(.04)	(.19)
Net realized and unrealized gain (loss) on investments	(1.04)	2.17	.06	1.09	(.74)	.95
Total from Investment Operations	(1.18)	1.88	(.07)	1.12	(.78)	.76
Distributions:
Dividends from net investment income	-	-	(.04)	(.02)	–	–
Dividends from net realized gain on investments	(2.74)	-	(.33)	–	(.82)	(.03)
Total Distributions	(2.74)	-	(.37)	(.02)	(.82)	(.03)
Net asset value, end of period	12.58	16.50	14.62	15.06	13.96	15.56
Total Return (%)[b]	(8.46)[c]	12.93	(.50)	8.01	(5.30)	5.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.45[d]	2.36	2.33	2.29	2.31	2.32
Ratio of net expenses to average net assets[e]	2.15[d]	2.17	2.19	2.19	2.19	2.23
Ratio of net investment income (loss) to average net assets	(2.03)[d]	(1.87)	(.87)	.22	(.27)	(1.26)
Portfolio Turnover Rate	-	82.12	176.12	26.17	17.55	69.80
Net Assets, end of period ($ x 1,000)	10,810	16,334	22,548	31,771	46,681	80,834

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

18

	Six Months Ended
	April 30, 2022	Year Ended October 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	18.54	16.26	16.71	15.51	17.04	16.08
Investment Operations:
Net investment income (loss)[a]	(.08)	(.15)	.02	.19	.12	(.03)
Net realized and unrealized gain (loss) on investments	(1.19)	2.43	.08	1.20	(.83)	1.02
Total from Investment Operations	(1.27)	2.28	.10	1.39	(.71)	.99
Distributions:
Dividends from net investment income	(.12)	-	(.22)	(.19)	–	–
Dividends from net realized gain on investments	(2.74)	-	(.33)	–	(.82)	(.03)
Total Distributions	(2.86)	-	(.55)	(.19)	(.82)	(.03)
Net asset value, end of period	14.41	18.54	16.26	16.71	15.51	17.04
Total Return (%)	(7.98)[b]	14.02	.53	9.04	(4.33)	6.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.43[c]	1.34	1.31	1.29	1.31	1.30
Ratio of net expenses to average net assets[d]	1.15[c]	1.17	1.19	1.19	1.19	1.21
Ratio of net investment income (loss) to average net assets	(1.02)[c]	(.88)	.13	1.20	.73	(.17)
Portfolio Turnover Rate	-	82.12	176.12	26.17	17.55	69.80
Net Assets, end of period ($ x 1,000)	114,407	141,384	169,485	324,848	472,940	653,752

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

19

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2022	Year Ended October 31,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	18.50	16.23	16.69	15.53	17.04	16.07
Investment Operations:
Net investment income (loss)[a]	(.08)	(.15)	.03	.20	.13	(.02)
Net realized and unrealized gain (loss) on investments	(1.18)	2.42	.07	1.19	(.82)	1.02
Total from Investment Operations	(1.26)	2.27	.10	1.39	(.69)	1.00
Distributions:
Dividends from net investment income	(.12)	-	(.23)	(.23)	–	–
Dividends from net realized gain on investments	(2.74)	-	(.33)	–	(.82)	(.03)
Total Distributions	(2.86)	-	(.56)	(.23)	(.82)	(.03)
Net asset value, end of period	14.38	18.50	16.23	16.69	15.53	17.04
Total Return (%)	(8.04)[b]	14.05	.54	9.13	(4.27)	6.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.34[c]	1.26	1.22	1.22	1.21	1.21
Ratio of net expenses to average net assets[d]	1.15[c]	1.17	1.17	1.15	1.14	1.15
Ratio of net investment income (loss) to average net assets	(1.03)[c]	(.86)	.18	1.25	.78	(.14)
Portfolio Turnover Rate	-	82.12	176.12	26.17	17.55	69.80
Net Assets, end of period ($ x 1,000)	65,127	121,851	239,102	564,884	733,373	787,909

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

20

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Total Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

The fund may gain investment exposure to global commodity markets through investments in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at April 30, 2022:

21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Subsidiary Activity
Consolidated fund Net Assets ($)	224,842,204
Subsidiary Percentage of fund Net Assets	17.12%
Subsidiary Financial Statement Information ($)
Total assets	38,545,664
Total liabilities	45,997
Net assets	38,499,667
Total income	17,610
Total expenses	170,532
Net Investment income	(152,922)
Net realized gain (loss)	5,504,606
Net change in unrealized appreciation (depreciation)	119,515
Net increase (decrease) in net assets resulting from operations	5,471,199

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

22

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on

24

disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Investment Companies	14,639,725	-	-	14,639,725
U.S. Treasury Securities	-	201,717,423	-	201,717,423
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	12,962,903	-	12,962,903
Futures††	2,843,884	-	-	2,843,884
Options Purchased	31,600	-	-	31,600

25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(14,705,704)	-	(14,705,704)
Futures††	(8,025,000)	-	-	(8,025,000)
Options Written	(746,638)	-	-	(746,638)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the

26

investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

28

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2022, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $144,551 during the period ended April 30, 2022.

In addition, the Adviser has contractually agreed, from November 1, 2021 through March 31, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets. On or after March 1, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $185,987 during the period ended April 30, 2022.

29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pay the Sub-Adviser an annual fee of .65% of the value of the fund’s average daily net assets of each fund and the Subsidiary which is payable monthly.

During the period ended April 30, 2022, the Distributor retained $1,881 from commissions earned on sales of the fund’s Class A shares $290 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2022, Class C shares were charged $49,957 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, Class A and Class C shares were charged $46,253 and $16,652, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Consolidated Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

30

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2022, the fund was charged $5,276 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2022, the fund was charged $1,658 pursuant to the custody agreement.

During the period ended April 30, 2022, the fund was charged $10,209 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees of $212,325, Subsidiary management fees of $34,752, Distribution Plan fees of $7,043, Shareholder Services Plan fees of $9,694, Custodian fees of $3,000, Chief Compliance Officer fees of $7,335 and Transfer Agent fees of $1,217, which are offset against an expense reimbursement currently in effect in the amount of $68,155.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended April 30, 2022, amounted to $0 and $0, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2022 are set forth in the Consolidated Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities and interest or as a substitute for an investment. The fund is subject to market risk and interest risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date

32

on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased and options written open at April 30, 2022 are set forth in the Consolidated Statements of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2022 are set forth in the Consolidated Statement of Investments.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2022 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	1,132,405	[1]	Interest rate risk	(4,378,965)	[1]
Equity risk	575,797	[1,2]	Equity risk	(3,365,485)	[1,3]
Foreign exchange risk	12,962,903	[4]	Foreign exchange risk	(14,705,704)	[4]
Commodity risk	1,167,282	[1]	Commodity risk	(1,027,188)	[1]
Gross fair value of derivative contracts	15,838,387			(23,477,342)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the
Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Outstanding options written, at value.
[4]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended April 30, 2022 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(8,487,997)		-		-		(8,487,997)
Equity	(10,324,732)		344,898		-		(9,979,834)
Foreign exchange	-		-		985,331		985,331
Commodity	5,504,408		-		-		5,504,408
Total	(13,308,321)		344,898		985,331		(11,978,092)

34

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	257,301		-		-		257,301
Equity	(5,774,887)		(59,094)		-		(5,833,981)
Foreign exchange	-		-		(1,200,895)		(1,200,895)
Commodity	118,781		-		-		118,781
Total	(5,398,805)		(59,094)		(1,200,895)		(6,658,794)

Consolidated Statement of Operations location:
[1]			Net realized gain (loss) on futures.
[2]			Net realized gain (loss) on options transactions.
[3]			Net realized gain (loss) on forward foreign currency exchange contracts.
[4]			Net change in unrealized appreciation (depreciation) on futures.
[5]			Net change in unrealized appreciation (depreciation) on options transactions.
[6]			Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At April 30, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	2,843,884	(8,025,000)
Options	31,600	(746,638)
Forward contracts	12,962,903	(14,705,704)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	15,838,387	(23,477,342)
Derivatives not subject to
Master Agreements	(2,875,484)	8,771,638
Total gross amount of assets
and liabilities subject to
Master Agreements	12,962,903	(14,705,704)

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Goldman Sachs	3,263,661		(3,263,111)	-		550
HSBC	5,010,066		(3,056,812)	(1,953,254)		-
Morgan Stanley	1,217,851		(1,217,851)	-		-
Standard Chartered Bank	3,471,325		(2,046,536)	(1,424,789)		-
Total	12,962,903		(9,584,310)	(3,378,043)		550

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup	(649,500)		-	625,829		(23,671)
Goldman Sachs	(3,263,111)		3,263,111	-		-
HSBC	(3,056,812)		3,056,812	-		-
Morgan Stanley	(5,418,248)		1,217,851	4,200,397		-
RBC Capital Markets	(271,497)		-	271,497		-
Standard Chartered Bank	(2,046,536)		2,046,536	-		-
Total	(14,705,704)		9,584,310	5,097,723		(23,671)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2022:

Average Market Value ($)
Equity futures	240,072,288
Equity options contracts	890,175
Interest rate futures	311,966,693
Forward contracts	488,644,851
Commodity futures	42,456,509

At April 30, 2022, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $7,521,327, consisting of $15,816,205 gross unrealized appreciation and $23,337,532 gross unrealized depreciation.

36

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Statement of Investments).

37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a

38

group of institutional alternative global macro funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional alternative global macro funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional alternative global macro funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods, except the two-year period when performance was at the Performance Group median, and was above the Performance Universe median for all periods, except the five-year period when performance was below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown. The Board noted that the fund had a five star rating for the ten-year period, a four star rating for each of the three- and five-year periods, and a five star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2023 to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is

40

predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

42

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For More Information

BNY Mellon Dynamic Total Return Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6140SA0422

BNY Mellon Global Dynamic Bond Income Fund

SEMI-ANNUAL REPORT April 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through April 30, 2022, as provided by Paul Brain, Parmeshwar Chadha, and Howard Cunningham, Portfolio Managers employed by the fund’s sub-advier, Newton Investment Management Limited

Market and Fund Performance Overview

For the six-month period ended April 30, 2022, the BNY Mellon Global Dynamic Bond Income Fund’s (the “fund”) Class A shares produced a total return of −5.95%, Class C shares returned −6.30%, Class I shares returned −5.89% and Class Y shares returned −5.74%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 0.04% for the same period.2

Global bond prices declined during the period in an environment of rapidly increasing inflationary pressures and rising interest rates. The fund underperformed the Index, largely due to exposures to corporate bonds, emerging-market bonds, local currencies, US Treasury bonds and New Zealand government bonds.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets, in seeking to produce positive returns across economic cycles. The fund’s investments will be focused globally among the developed- and emerging-capital markets of the world. The fund seeks to provide a minimum average annual total return of USD 30-day Compounded SOFR plus 3%, before fees and expenses, over a five-year period. There can be no guarantee that the fund will be able to provide such returns and you may lose money by investing in the fund.

The fund’s investments are focused globally among the developed- and emerging-capital markets of the world. The fund’s portfolio managers employ a dynamic approach in allocating the fund’s assets globally, principally among government bonds, foreign country sovereign debt, debt obligations of supranational entities, emerging-market sovereign debt, investment-grade and high yield (“junk”) corporate instruments, and currencies. Under normal market conditions, the fund invests significantly (at least 40% of its net assets) in issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, and whose largest amount of revenues is derived from countries outside the United States or whose reporting currencies are other than U.S. dollars.

The fund’s portfolio managers have considerable latitude in allocating the fund’s investments and in selecting securities and derivative instruments to implement the fund’s investment approach. The fund, however, normally invests at least 10% of its net assets in each of government bonds, emerging-market sovereign debt, and investment-grade and high yield corporate instruments.

2

Economic Improvement and Rising Rates Drive Bond Markets

Bond investors faced turbulent geopolitical, macroeconomic and market conditions during the reporting period. Inflationary pressures increased early in the period due to pandemic-related government stimulus and accommodative monetary policies, along with rising commodity prices and supply-chain bottlenecks. These pressures intensified in February 2022 when Russia attacked Ukraine, causing already elevated energy and commodity prices to spike higher. Outbreaks of the Omicron variant of COVID-19 led to lockdowns of varying severity and duration across the globe, interrupting economic activity while adding to supply-chain strains and further exacerbating inflation. Despite the risks to growth from war and pandemic, central banks felt compelled to act to try to curb inflation. Numerous rate increases took place globally, and many more were priced in by financial markets. Several central banks also began the process of quantitative tightening. These conditions produced a distinctly unfavorable backdrop for bonds, which fell sharply in value, with no real safe havens.

High Yield Corporate Holdings Produce the Most Significant Underperformance

The fund’s high yield corporate exposure was the largest detractor from performance. Within the high yield asset class, Asian exposure detracted most, led by issues from China-based real estate company Shimao Group, KWG, and holdings in a high yield exchange-traded fund (“ETF”). Holdings in certain European high yield issuers—including Mulhacen, Unicredit and Adler—undermined returns as well. Emerging-market holdings also performed poorly, although issue selection proved relatively good, with the emerging-market index declining more sharply than the fund’s holdings. A local currency ETF was a major detractor, while issues from Colombia and the Dominican Republic also made notably negative contributions. Holdings in 2-to-8-year U.S. Treasuries also delivered losses, followed by New Zealand government bonds, while call options on U.S. Treasuries detracted slightly. A low weighting and preference for shorter-duration bonds helped contain losses from investment-grade holdings.

There were few bright spots in an especially tough period for fixed-income investors. Short positions in Italian, German, U.S. and UK government bonds held through futures delivered decent, positive returns. In local currency terms, inflation-linked bonds from the UK, Australia and France produced more modest positive returns as breakeven inflation rates rose and offset most of the damage from rising nominal government bond yields. Active currency exposure also generated slightly positive returns, particularly short positions in the euro and sterling.

Finding Increased Opportunities in Government Bonds

We expect major central banks to press ahead with significant interest-rate increases over coming months. However, with so much now priced into government bond markets, shorter-dated government bonds are becoming more attractive on a buy-and-hold basis, while longer-dated bonds may soon offer an effective hedge against the growing risk of an economic slowdown, if inflationary pressures abate. The performance of corporate bonds will depend on the ability of governments and central banks to engineer a soft landing. Accordingly, while high yield remains the fund’s largest area of exposure, we have increased government bond exposure and duration, partly because yields have risen dramatically and

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

material further monetary tightening is now priced in, and partly to hedge some of the fund’s high yield exposure as the chances of a recession rise, particularly in Europe. We have also begun to add to short-duration, investment-grade holdings in the belief that recent yield increases and spread widening make these investments attractive from a buy-and-hold perspective.

May 16, 2022

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last, one-month, Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may at times invest a substantial portion of its assets in a single country.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Dynamic Bond Income Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.05	$8.64	$3.85	$2.99
Ending value (after expenses)	$940.50	$937.00	$941.10	$942.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.26	$9.00	$4.01	$3.11
Ending value (after expenses)	$1,019.59	$1,015.87	$1,020.83	$1,021.72
†

Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.80% for Class C, .80% for Class I and .62% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
April 30, 2022 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.1%
Australia - 1.9%
Australia, Bonds, Ser. 166	AUD	3.00	11/21/2033	1,100,000		764,945
Australia, Sr. Unscd. Bonds, Ser. 162	AUD	1.75	6/21/2051	3,760,000		1,831,488
					2,596,433
Austria - .1%
CA Immobilien Anlagen, Sr. Unscd. Notes	EUR	0.88	2/5/2027	200,000		189,019
Azerbaijan - 1.2%
Azerbaijan, Sr. Unscd. Bonds		5.13	9/1/2029	843,000		831,607
Azerbaijan, Sr. Unscd. Notes		4.75	3/18/2024	734,000		736,183
					1,567,790
Bahamas - .2%
Bahamas, Sr. Unscd. Notes		8.95	10/15/2032	390,000		298,159
Bahrain - .8%
Bahrain, Sr. Unscd. Notes		4.25	1/25/2028	1,081,000		1,014,713
Bolivia - .4%
Bolivia, Sr. Unscd. Notes		4.50	3/20/2028	700,000		599,743
Brazil - .7%
Brazil, Sr. Unscd. Notes		3.75	9/12/2031	1,120,000	[b]	968,240
British Virgin - .2%
Greenland Global Investment, Gtd. Notes		6.13	4/22/2023	380,000		258,400
Canada - 4.5%
Canada, Bonds	CAD	4.00	12/1/2031	1,380,592	[c]	1,431,273
Canada, Sr. Unscd. Bonds	CAD	1.75	3/1/2023	2,600,000		2,014,021
Canada Housing Trust No. 1, Govt. Gtd. Bonds	CAD	2.35	9/15/2023	2,630,000	[d]	2,040,486
First Quantum Minerals, Gtd. Notes		6.88	3/1/2026	530,000	[d]	532,086
					6,017,866
Cayman Islands - 1.4%
CSN Inova Ventures, Gtd. Notes		6.75	1/28/2028	329,000		327,074
KWG Group Holdings, Sr. Scd. Bonds		7.88	9/1/2023	260,000		122,460
Sable International Finance, Sr. Scd. Notes		5.75	9/7/2027	476,000	[d]	469,279
Shimao Group Holdings, Sr. Scd. Bonds		4.75	7/3/2022	465,000		153,683
Wynn Macau, Sr. Unscd. Notes		5.50	1/15/2026	870,000		747,208
					1,819,704
Chile - .4%
VTR Comunicaciones, Sr. Scd. Notes		4.38	4/15/2029	703,000	[d]	596,432
Colombia - 2.2%
Colombia, Bonds	COP	6.00	4/28/2028	2,876,000,000		596,237

6

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.1% (continued)
Colombia - 2.2% (continued)
Colombia, Bonds	COP	7.00	6/30/2032	6,553,900,000		1,326,016
Colombia, Sr. Unscd. Notes		4.50	3/15/2029	1,130,000		1,027,193
					2,949,446
Denmark - .1%
Orsted, Sub. Notes	GBP	2.50	2/18/2033	132,000	[e]	135,691
Dominican Republic - ..8%
Dominican Republic, Sr. Unscd. Bonds		7.45	4/30/2044	630,000		612,144
Dominican Republic, Sr. Unscd. Notes		4.88	9/23/2032	500,000		421,910
					1,034,054
Ecuador - .5%
Ecuador, Sr. Unscd. Notes		0.00	7/31/2030	64,221	[d,f]	35,091
Ecuador, Sr. Unscd. Notes		0.50	7/31/2040	224,730	[d]	122,876
Ecuador, Sr. Unscd. Notes		1.00	7/31/2035	490,347	[d]	307,832
Ecuador, Sr. Unscd. Notes		5.00	7/31/2030	187,110	[d]	152,552
					618,351
El Salvador - .2%
El Salvador, Sr. Unscd. Notes		6.38	1/18/2027	633,000		265,600
Ethiopia - .2%
Ethiopia, Sr. Unscd. Notes		6.63	12/11/2024	382,000		265,352
France - 3.3%
Altice France, Sr. Scd. Bonds	EUR	4.13	1/15/2029	363,000		330,758
Altice France, Sr. Scd. Notes	EUR	3.38	1/15/2028	273,000		246,853
Banijay Entertainment, Sr. Scd. Bonds	EUR	3.50	3/1/2025	694,000		702,463
BNP Paribas, Jr. Sub. Notes		7.38	8/19/2025	750,000	[e]	781,204
Chrome Bidco, Sr. Scd. Bonds	EUR	3.50	5/31/2028	186,000		177,359
Electricite de France, Jr. Sub. Notes	GBP	6.00	1/29/2026	200,000	[e]	247,977
Iliad Holding, Sr. Scd. Notes	EUR	5.63	10/15/2028	313,000		314,893
Loxam, Sr. Scd. Notes	EUR	2.88	4/15/2026	680,000		669,650
Picard Groupe, Sr. Scd. Bonds	EUR	3.88	7/1/2026	447,000		442,679
Societe Generale, Jr. Sub. Bonds		7.88	12/18/2023	500,000	[e]	512,953
					4,426,789
Germany - 1.3%
Infineon Technologies, Jr. Sub. Bonds	EUR	3.63	4/1/2028	400,000	[e]	406,411
Infineon Technologies, Jr. Sub. Notes	EUR	2.88	4/1/2025	400,000	[e]	410,758
Peach Property Finance, Sr. Unscd. Notes	EUR	4.38	11/15/2025	396,000		411,004
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	563,000		550,887
					1,779,060

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.1% (continued)
Ghana - .2%
Ghana, Sr. Unscd. Bonds		8.13	1/18/2026	377,000	[b]	293,834
India - .7%
GMR Hyderabad International Airport, Sr. Scd. Notes		4.25	10/27/2027	776,000		706,160
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	20,000,000		262,158
					968,318
Indonesia - 1.2%
Indonesia, Bonds, Ser. FR81	IDR	6.50	6/15/2025	23,277,000,000		1,637,354
Ireland - 1.3%
Bank of Ireland Group, Jr. Sub. Notes	EUR	7.50	11/19/2025	280,000	[e]	311,271
LCPR Senior Secured Financing, Sr. Scd. Notes		5.13	7/15/2029	430,000	[d]	392,160
Silverback Finance, Sr. Scd. Bonds	EUR	3.13	2/25/2037	391,673		427,018
Virgin Media Vendor Financing Notes III, Gtd. Bonds	GBP	4.88	7/15/2028	530,000		607,718
					1,738,167
Italy - 2.2%
Cedacri Mergeco, Sr. Scd. Notes, 3 Month EURIBOR +4.63%	EUR	4.63	5/15/2028	204,000	[g]	213,219
FIS Fabbrica Italiana Sintetici, Sr. Scd. Bonds	EUR	5.63	8/1/2027	630,000		609,604
Leather 2, Sr. Scd. Bonds, 3 Month EURIBOR +4.50%	EUR	4.50	9/30/2028	380,000	[g]	375,265
Nexi, Sr. Unscd. Notes	EUR	1.63	4/30/2026	624,000		605,430
UniCredit, Jr. Sub. Bonds		8.00	6/3/2024	560,000	[e]	565,958
UniCredit, Jr. Sub. Notes	EUR	3.88	6/3/2027	600,000	[e]	511,821
					2,881,297
Japan - .4%
Softbank Group, Sr. Unscd. Notes	EUR	2.88	1/6/2027	610,000		549,488
Jersey - .5%
CPUK Finance, Scd. Notes	GBP	4.88	8/28/2025	500,000		605,516
Luxembourg - 3.7%
4finance, Gtd. Bonds	EUR	10.75	10/26/2026	400,000		378,495
Adler Group, Sr. Unscd. Notes	EUR	2.25	4/27/2027	300,000		209,405
Adler Group, Sr. Unscd. Notes	EUR	3.25	8/5/2025	300,000	[b]	236,164
Albion Financing 1, Sr. Scd. Notes	EUR	5.25	10/15/2026	119,000		119,503
Altice Financing, Sr. Scd. Bonds	EUR	3.00	1/15/2028	340,000		303,705
AnaCap Financial Europe, Sr. Scd. Notes, 3 Month EURIBOR +5.00%	EUR	5.00	8/1/2024	400,000	[g]	401,262
CBRE Global Investors Open-Ended Fund SCA SICAV-SIF Pan European Core Fund, Sr. Unscd. Notes	EUR	0.50	1/27/2028	294,000		272,070

8

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.1% (continued)
Luxembourg - 3.7% (continued)
Cirsa Finance International, Sr. Scd. Bonds	EUR	4.75	5/22/2025	492,000		497,224
Dana Financing Luxembourg, Gtd. Notes	EUR	3.00	7/15/2029	618,000		541,941
Kleopatra Finco, Sr. Scd. Bonds	EUR	4.25	3/1/2026	410,000	[b]	373,057
Matterhorn Telecom, Sr. Scd. Notes	EUR	3.13	9/15/2026	339,000		332,415
Millicom International Cellular, Sr. Unscd. Notes		4.50	4/27/2031	201,000	[d]	174,368
Sani/Ikos Financial Holdings 1, Sr. Scd. Bonds	EUR	5.63	12/15/2026	500,000		512,584
SELP Finance, Gtd. Bonds	EUR	1.25	10/25/2023	495,000		523,039
					4,875,232
Malaysia - .8%
Malaysia, Bonds, Ser. 419	MYR	3.83	7/5/2034	5,270,000		1,100,005
Mexico - 1.1%
Cemex, Gtd. Notes		3.88	7/11/2031	1,000,000		849,700
Sigma Alimentos, Gtd. Bonds	EUR	2.63	2/7/2024	536,000		571,009
					1,420,709
Mongolia - .8%
Mongolia, Sr. Unscd. Bonds		5.13	4/7/2026	1,140,000		1,074,563
Mozambique - .3%
Mozambique, Unscd. Notes		5.00	9/15/2031	414,000		361,691
Netherlands - 3.0%
IHS Netherlands Holdco, Gtd. Notes		8.00	9/18/2027	410,000		414,469
ING Groep, Jr. Sub. Bonds		6.75	4/16/2024	850,000	[e]	856,375
Nobel Bidco, Sr. Scd. Bonds	EUR	3.13	6/15/2028	625,000		550,058
Nobian Finance, Sr. Scd. Bonds	EUR	3.63	7/15/2026	417,000	[b]	391,185
Telefonica Europe, Gtd. Notes	EUR	4.38	3/14/2025	400,000	[e]	429,780
United Group, Sr. Scd. Notes	EUR	4.88	7/1/2024	347,000		355,398
United Group, Sr. Scd. Notes, 3 Month EURIBOR +4.13%	EUR	4.13	5/15/2025	370,000	[g]	381,451
Volkswagen International Finance, Gtd. Notes	EUR	3.88	6/17/2029	600,000	[e]	583,129
					3,961,845
New Zealand - 3.0%
New Zealand, Bonds, Ser. 437	NZD	2.75	4/15/2037	2,200,000		1,261,855
New Zealand, Bonds, Ser. 551	NZD	2.75	5/15/2051	1,130,000		590,919
New Zealand, Bonds, Ser. 930	NZD	3.00	9/20/2030	1,750,000	[c]	1,495,398
New Zealand Local Government Funding Agency Bond, Govt. Gtd. Bonds	NZD	2.25	4/15/2024	1,020,000		638,804
					3,986,976

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.1% (continued)
Norway - .7%
Kommunalbanken AS, Sr. Unscd. Notes, 3 Month SOFR +1.00%		1.27	6/17/2026	898,000	[g]	926,041
Oman - .3%
Oman, Sr. Unscd. Notes		4.88	2/1/2025	444,000		446,871
Poland - 1.0%
Poland, Bonds, Ser. 1023	PLN	4.00	10/25/2023	5,854,000		1,278,911
Qatar - .4%
Qatar, Sr. Unscd. Notes		3.40	4/16/2025	472,000		473,772
Singapore - .2%
Singapore Airlines, Sr. Unscd. Notes		3.00	7/20/2026	328,000		312,411
South Africa - 1.7%
South Africa, Sr. Unscd. Bonds, Ser. 2030	ZAR	8.00	1/31/2030	21,830,000		1,238,335
South Africa , Sr. Unscd. Notes		4.85	9/30/2029	1,040,000		959,608
					2,197,943
Spain - 1.7%
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	400,000	[e]	421,189
Cellnex Telecom, Sr. Unscd. Notes	EUR	1.88	6/26/2029	600,000		547,402
eDreams ODIGEO, Sr. Scd. Notes	EUR	5.50	7/15/2027	730,000	[b]	727,195
Lorca Telecom Bondco, Sr. Scd. Bonds	EUR	4.00	9/18/2027	531,000		513,964
					2,209,750
Supranational - 7.2%
Ardagh Metal Packaging Finance USA, Sr. Unscd. Notes		4.00	9/1/2029	495,000	[d]	424,831
Asian Development Bank, Sr. Unscd. Notes	CNH	2.72	1/16/2023	11,000,000		1,648,405
Asian Development Bank, Sr. Unscd. Notes	CNH	2.90	3/5/2024	5,500,000		818,773
Asian Development Bank, Sr. Unscd. Notes, 3 Month SOFR +1.00%		1.22	8/27/2026	1,460,000	[g]	1,511,815
Clarios Global, Sr. Scd. Bonds	EUR	4.38	5/15/2026	555,000		562,268
European Bank for Reconstruction & Development, Sr. Unscd. Notes	IDR	6.45	12/13/2022	17,800,000,000		1,233,280
International Bank for Reconstruction & Development, Sr. Unscd. Notes	GBP	4.88	12/7/2028	409,000		600,929
International Bank for Reconstruction & Development, Sr. Unscd. Notes, 3 Month SOFR +0.29%		0.49	11/22/2028	1,460,000	[g]	1,461,103
International Finance, Sr. Unscd. Notes	INR	6.30	11/25/2024	98,010,000		1,261,786
					9,523,190

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.1% (continued)
Sweden - 1.4%
Akelius Residential Property, Jr. Sub. Notes	EUR	2.25	5/17/2081	640,000		615,931
Heimstaden Bostad, Jr. Sub. Bonds	EUR	2.63	5/1/2027	450,000	[e]	388,019
Samhallsbyggnadsbolaget i Norden, Jr. Sub. Notes	EUR	2.63	3/14/2026	455,000	[e]	399,602
Verisure Holding, Sr. Scd. Bonds	EUR	3.25	2/15/2027	424,000		403,921
					1,807,473
Switzerland - .7%
Credit Suisse Group, Jr. Sub. Notes		7.25	9/12/2025	370,000	[e]	360,880
UBS Group, Jr. Sub. Bonds		5.00	1/31/2023	630,000	[e]	603,682
					964,562
Tajikistan - .2%
Tajikistan, Sr. Unscd. Notes		7.13	9/14/2027	375,000		276,563
Tunisia - .2%
Tunisian Republic, Sr. Unscd. Notes		5.75	1/30/2025	440,000		303,551
United Kingdom - 11.9%
BCP V Modular Services Finance II, Sr. Scd. Bonds	EUR	4.75	11/30/2028	296,000		282,903
Bellis Acquisition, Sr. Scd. Bonds	GBP	3.25	2/16/2026	529,000		585,447
Close Brothers Finance, Gtd. Notes	GBP	2.75	10/19/2026	410,000		511,913
Coventry Building Society, Jr. Sub. Bonds	GBP	6.88	9/18/2024	450,000	[e]	575,795
Coventry Building Society, Sr. Unscd. Notes	GBP	1.00	9/21/2025	328,000		385,198
Deuce Finco, Sr. Scd. Bonds	GBP	5.50	6/15/2027	406,000		467,081
Drax Finco, Sr. Scd. Notes		6.63	11/1/2025	603,000		607,562
eG Global Finance, Sr. Scd. Notes	EUR	4.38	2/7/2025	491,000	[b]	497,953
Heathrow Finance, Sr. Scd. Notes	GBP	6.25	3/3/2025	266,000		334,273
Iceland Bondco, Sr. Scd. Notes	GBP	4.63	3/15/2025	350,000	[b]	379,817
International Finance Facility for Immunisation, Sr. Unscd. Notes		1.00	4/21/2026	869,000		801,478
Investec, Jr. Sub. Notes	GBP	6.75	12/5/2024	400,000	[e]	489,148
Iron Mountain UK, Gtd. Notes	GBP	3.88	11/15/2025	289,000		358,372
Jerrold Finco, Sr. Scd. Bonds	GBP	4.88	1/15/2026	165,000		197,754
Jerrold Finco, Sr. Scd. Bonds	GBP	5.25	1/15/2027	375,000		450,030
Lloyds Banking Group, Jr. Sub. Bonds	EUR	4.95	6/27/2025	550,000	[e]	581,310
Lloyds Banking Group, Jr. Sub. Notes	GBP	5.13	12/27/2024	760,000	[e]	930,028
Mitchells & Butlers Finance, Scd. Bonds, Ser. B2	GBP	6.01	12/15/2028	411,257		534,307
National Express Group, Gtd. Notes	GBP	2.38	11/20/2028	644,000		754,217
National Express Group, Gtd. Notes	GBP	2.50	11/11/2023	520,000		651,321
National Express Group, Sub. Notes	GBP	4.25	11/26/2025	160,000	[e]	194,820

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.1% (continued)
United Kingdom - 11.9% (continued)
Nationwide Building Society, Jr. Sub. Bonds	GBP	5.88	6/20/2025	416,000	[e]	522,153
NatWest Group, Jr. Sub. Bonds		8.00	8/10/2025	250,000	[e]	263,585
Ocado Group, Gtd. Notes	GBP	3.88	10/8/2026	534,000		582,177
Stonegate Pub Co. Financing, Sr. Scd. Bonds	GBP	8.25	7/31/2025	303,000		386,775
TESCO, Sr. Unscd. Notes	GBP	3.32	11/5/2025	100,000	[c]	276,260
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	353,605		509,677
Travis Perkins, Sr. Unscd. Notes	GBP	3.75	2/17/2026	163,000		201,070
Tritax Big Box REIT, Sr. Unscd. Notes	GBP	1.50	11/27/2033	389,000		402,943
Tritax EuroBox , Gtd. Notes	EUR	0.95	6/2/2026	446,000		437,631
Virgin Money UK, Sr. Unscd. Notes	GBP	3.13	6/22/2025	580,000		720,733
Vmed O2 UK Financing I, Sr. Scd. Bonds	GBP	4.00	1/31/2029	373,000		407,757
Vodafone Group, Jr. Sub. Notes		3.25	6/4/2081	200,000		180,227
Vodafone Group, Jr. Sub. Notes		7.00	4/4/2079	400,000		422,956
					15,884,671
United States - 21.7%
American Express, Sr. Unscd. Notes		3.38	5/3/2024	1,340,000		1,339,316
Apple, Sr. Unscd. Notes		1.13	5/11/2025	684,000		645,291
Ball, Gtd. Notes		2.88	8/15/2030	470,000		395,970
Best Buy, Sr. Unscd. Notes		4.45	10/1/2028	398,000		403,978
Callon Petroleum, Gtd. Notes		8.00	8/1/2028	450,000	[b,d]	466,047
Chesapeake Energy, Gtd. Notes		6.75	4/15/2029	395,000	[d]	398,128
Citigroup, Sub. Notes		5.50	9/13/2025	700,000		731,035
Diamond Sports Group, Scd. Notes		5.38	8/15/2026	620,000	[d]	230,169
Ford Motor Credit, Sr. Unscd. Notes	GBP	2.75	6/14/2024	232,000		278,218
General Electric, Sr. Unscd. Notes	GBP	6.44	11/15/2022	2,567		3,250
Graphic Packaging International, Gtd. Bonds	EUR	2.63	2/1/2029	121,000		116,455
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)		5.00	12/1/2050		[h]	0
IQVIA, Gtd. Notes	EUR	2.88	6/15/2028	622,000		601,645
JPMorgan Chase & Co., Sr. Unscd. Notes		2.08	4/22/2026	1,000,000		941,051
Magallanes, Gtd. Notes		3.79	3/15/2025	690,000	[d]	680,769
Metropolitan Life Global Funding I, Sr. Scd. Notes, 3 Month SOFR +0.91%		1.19	3/21/2025	223,000	[d,g]	223,866
Mozart Debt Merger Sub, Sr. Scd. Notes		3.88	4/1/2029	281,000	[d]	245,912
Mozart Debt Merger Sub, Sr. Unscd. Notes		5.25	10/1/2029	122,000	[b,d]	106,340

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.1% (continued)
United States - 21.7% (continued)
Netflix, Sr. Unscd. Notes	EUR	3.63	6/15/2030	425,000		441,150
Olympus Water US Holding, Sr. Scd. Notes	EUR	3.88	10/1/2028	200,000		188,905
Olympus Water US Holding, Sr. Unscd. Notes	EUR	5.38	10/1/2029	475,000		424,012
PG&E, Sr. Scd. Notes		5.00	7/1/2028	660,000		608,223
Scientific Games Holdings, Sr. Unscd. Notes		6.63	3/1/2030	800,000	[d]	761,088
U.S. Treasury Inflation Indexed Bonds		2.13	2/15/2041	952,857	[c]	1,258,999
U.S. Treasury Notes		0.25	9/30/2023	1,420,000	[b]	1,376,402
U.S. Treasury Notes		1.13	1/15/2025	12,840,000		12,257,184
U.S. Treasury Notes		1.50	8/15/2026	2,290,000		2,155,462
Verizon Communications, Sr. Unscd. Notes, 3 Month SOFR +0.79%		1.07	3/20/2026	491,000	[g]	489,764
Windstream Escrow, Sr. Scd. Notes		7.75	8/15/2028	492,000	[d]	469,444
Zayo Group Holdings, Sr. Scd. Notes		4.00	3/1/2027	660,000	[d]	575,338
					28,813,411
Uzbekistan - 1.0%
Uzbekistan, Sr. Unscd. Notes		4.75	2/20/2024	1,300,000		1,280,928
Vietnam - .2%
Vietnam, Sr. Unscd. Bonds		4.80	11/19/2024	213,000		218,591
Total Bonds and Notes (cost $132,967,815)				119,774,476
				Shares
Exchange-Traded Funds - 4.7%
Singapore - 3.1%
iShares USD Asia High Yield Bond Index ETF				555,655		4,125,423
United States - 1.6%
SPDR Bloomberg Emerging Markets Local Bond ETF				98,232		2,105,112
Total Exchange-Traded Funds (cost $7,152,536)				6,230,535
	1-Day Yield (%)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,882,028)		0.38		1,882,028	[i]	1,882,028

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 4.5%
Registered Investment Companies - 4.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $6,001,982)	0.38	6,001,982	[i] 6,001,982
Total Investments (cost $148,004,361)		100.7%	133,889,021
Liabilities, Less Cash and Receivables		(0.7%)	(873,814)
Net Assets		100.0%	133,015,207

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

AUD—Australian Dollar

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PLN—Polish Zloty

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, on loan. At April 30, 2022, the value of the fund’s securities on loan was $5,662,577 and the value of the collateral was $6,111,515, consisting of cash collateral of $6,001,982 and U.S. Government & Agency securities valued at $109,533. In addition, the value of collateral may include pending sales that are also on loan.

c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2022, these securities were valued at $9,405,094 or 7.07% of net assets.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

h Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of April 30, 2022.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

14

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	25.4
U.S. Treasury Securities	12.8
Investment Companies	10.6
Banks	8.7
Supranational Bank	7.0
Telecommunication Services	4.4
Consumer Discretionary	4.3
Real Estate	3.9
Diversified Financials	2.6
Food Products	2.1
Industrial	1.9
Automobiles & Components	1.8
Media	1.6
Commercial & Professional Services	1.6
Internet Software & Services	1.4
Retailing	1.4
Chemicals	1.2
Transportation	1.2
Utilities	1.2
Materials	1.0
Health Care	.9
Energy	.7
Metals & Mining	.7
Building Materials	.6
Semiconductors & Semiconductor Equipment	.6
Technology Hardware & Equipment	.5
Airlines	.2
Insurance	.2
Information Technology	.2
100.7

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.4%	7,554,811	40,911,639	(46,584,422)	1,882,028	4,143
Investment of Cash Collateral for Securities Loaned - 4.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 4.5%	1,458,222	27,478,978	(22,935,218)	6,001,982	18,600	††
Total - 5.9%	9,013,033	68,390,617	(69,519,640)	7,884,010	22,743

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Short
Euro BTP Italian Government Bond	16	6/8/2022	2,282,317[a]	2,200,035	82,282
Gross Unrealized Appreciation				82,282

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets
United States Dollar	2,062,735	Indian Rupee	156,668,817	5/18/2022	17,697
Czech Koruna	3,750,000	United States Dollar	165,994	5/18/2022	(5,599)
United States Dollar	977,875	Australian Dollar	1,361,178	5/18/2022	15,809

16

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets(continued)
British Pound	116,747	United States Dollar	155,858	5/18/2022	(9,057)
Euro	341,486	United States Dollar	376,277	5/18/2022	(15,735)
United States Dollar	1,838,720	Euro	1,659,942	5/18/2022	86,146
Canadian Dollar	2,770,025	United States Dollar	2,183,539	5/18/2022	(27,366)
Euro	165,747	United States Dollar	184,430	5/18/2022	(9,433)
Citigroup
United States Dollar	1,384,943	South African Rand	20,279,672	5/18/2022	103,675
HSBC
United States Dollar	1,369,074	Polish Zloty	5,815,055	5/18/2022	60,370
British Pound	344,714	United States Dollar	449,082	5/18/2022	(15,629)
United States Dollar	104,483	Australian Dollar	141,590	5/18/2022	4,409
United States Dollar	161,091	Colombian Peso	637,920,000	5/18/2022	460
United States Dollar	772,691	Euro	703,827	5/18/2022	29,588
J.P. Morgan Securities
Swedish Krona	19,443,727	United States Dollar	2,128,140	5/18/2022	(147,095)
United States Dollar	2,408,593	New Zealand Dollar	3,602,432	5/18/2022	82,781
United States Dollar	2,134,363	South African Rand	32,588,478	5/18/2022	75,426
RBS Securities
United States Dollar	33,852,217	Euro	29,515,092	5/18/2022	2,690,051
United States Dollar	7,404,948	Canadian Dollar	9,386,875	5/18/2022	98,252
United States Dollar	1,101,452	Malaysian Ringgit	4,623,894	5/18/2022	39,718
State Street Bank and Trust Company
South African Rand	54,023,904	United States Dollar	3,583,322	5/18/2022	(170,097)
British Pound	4,378,593	United States Dollar	5,692,827	5/18/2022	(187,063)
United States Dollar	22,042,485	British Pound	16,262,727	5/18/2022	1,593,280
United States Dollar	1,319,393	Mexican Peso	27,007,045	5/18/2022	951

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank and Trust Company(continued)
Indian Rupee	34,490,000	United States Dollar	452,803	5/18/2022	(2,596)
Chilean Peso	1,789,588,593	United States Dollar	2,204,199	5/18/2022	(113,690)
United States Dollar	1,993,695	Colombian Peso	7,710,437,807	5/18/2022	52,174
United States Dollar	2,050,136	Philippine Peso	106,996,616	5/18/2022	2,333
Canadian Dollar	4,696,389	United States Dollar	3,683,904	5/18/2022	(28,258)
United States Dollar	2,041,835	Canadian Dollar	2,576,219	5/18/2022	36,519
United States Dollar	2,055,115	Swedish Krona	19,475,078	5/18/2022	70,876
United States Dollar	2,658,516	Chinese Yuan Renminbi	17,018,484	5/18/2022	76,392
United States Dollar	3,122,250	Indonesian Rupiah	44,929,178,458	5/18/2022	26,889
United States Dollar	3,926,511	New Zealand Dollar	5,762,986	5/18/2022	205,796
South Korean Won	2,569,051,644	United States Dollar	2,145,220	5/18/2022	(99,863)
United States Dollar	2,058,529	South Korean Won	2,577,010,000	5/18/2022	6,835
Euro	3,043,472	United States Dollar	3,377,969	5/18/2022	(164,658)
Hungarian Forint	679,564,340	United States Dollar	2,179,266	5/18/2022	(288,886)
Australian Dollar	1,388,685	United States Dollar	1,015,292	5/18/2022	(33,784)
United States Dollar	1,991,695	Australian Dollar	2,708,547	5/18/2022	77,322
UBS Securities
United States Dollar	722,853	Australian Dollar	966,127	5/18/2022	40,004
Euro	351,836	United States Dollar	395,585	5/18/2022	(24,115)
United States Dollar	94,742	Euro	88,071	5/18/2022	1,756
Czech Koruna	70,450,321	United States Dollar	3,165,364	5/18/2022	(152,071)
United States Dollar	3,491,229	Czech Koruna	75,376,898	5/18/2022	267,217
United States Dollar	18,232	Mexican Peso	378,675	5/18/2022	(254)
British Pound	235,063	United States Dollar	307,690	5/18/2022	(12,116)

18

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities(continued)
United States Dollar	546,635	British Pound	419,572	5/18/2022	19,054
Gross Unrealized Appreciation					5,781,780
Gross Unrealized Depreciation					(1,507,365)

See notes to financial statements.

19

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,662,577)—Note 1(c):
Unaffiliated issuers	140,120,351	126,005,011
Affiliated issuers	7,884,010	7,884,010
Cash denominated in foreign currency	201,901	198,262
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		5,781,780
Dividends, interest and securities lending income receivable		1,324,880
Receivable for investment securities sold		586,654
Receivable for shares of Common Stock subscribed		118,755
Cash collateral held by broker—Note 4		60,533
Tax reclaim receivable—Note 1(b)		24,074
Receivable for futures variation margin—Note 4		8,102
Prepaid expenses		46,287
		142,038,348
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		37,799
Liability for securities on loan—Note 1(c)		6,001,982
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,507,365
Payable for investment securities purchased		1,339,940
Directors’ fees and expenses payable		4,658
Payable for shares of Common Stock redeemed		4,117
Other accrued expenses		127,280
		9,023,141
Net Assets ($)		133,015,207
Composition of Net Assets ($):
Paid-in capital		143,764,363
Total distributable earnings (loss)		(10,749,156)
Net Assets ($)		133,015,207

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,956,577	144,941	45,403,034	83,510,655
Shares Outstanding	351,140	13,098	4,006,314	7,352,300
Net Asset Value Per Share ($)	11.27	11.07	11.33	11.36

See notes to financial statements.

20

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Interest (net of $8,361 foreign taxes withheld at source)	2,226,595
Dividends:
Unaffiliated issuers	97,144
Affiliated issuers	4,143
Income from securities lending—Note 1(c)	18,600
Total Income	2,346,482
Expenses:
Management fee—Note 3(a)	280,462
Shareholder servicing costs—Note 3(c)	195,441
Professional fees	53,035
Registration fees	31,319
Custodian fees—Note 3(c)	18,456
Chief Compliance Officer fees—Note 3(c)	10,209
Prospectus and shareholders’ reports	9,246
Directors’ fees and expenses—Note 3(d)	5,567
Loan commitment fees—Note 2	1,330
Distribution fees—Note 3(b)	646
Miscellaneous	21,719
Total Expenses	627,430
Less—reduction in expenses due to undertaking—Note 3(a)	(143,096)
Net Expenses	484,334
Net Investment Income	1,862,148
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(1,907,977)
Net realized gain (loss) on futures	564,599
Net realized gain (loss) on options transactions	(134,971)
Net realized gain (loss) on forward foreign currency exchange contracts	2,548,307
Net Realized Gain (Loss)	1,069,958
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(13,927,490)
Net change in unrealized appreciation (depreciation) on futures	(152,758)
Net change in unrealized appreciation (depreciation) on options transactions	(46,706)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,882,638
Net Change in Unrealized Appreciation (Depreciation)	(11,244,316)
Net Realized and Unrealized Gain (Loss) on Investments	(10,174,358)
Net (Decrease) in Net Assets Resulting from Operations	(8,312,210)

See notes to financial statements.

21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment income	1,862,148	3,639,923
Net realized gain (loss) on investments	1,069,958	407,466
Net change in unrealized appreciation (depreciation) on investments	(11,244,316)	(1,558,865)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,312,210)	2,488,524
Distributions ($):
Distributions to shareholders:
Class A	(109,473)	(110,168)
Class C	(4,073)	(4,560)
Class I	(1,207,245)	(654,567)
Class Y	(2,508,461)	(2,480,618)
Total Distributions	(3,829,252)	(3,249,913)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	219,525	611,943
Class C	174	-
Class I	7,907,384	52,066,551
Class Y	7,552,185	19,854,322
Distributions reinvested:
Class A	109,472	109,565
Class C	2,215	2,939
Class I	1,094,272	594,347
Class Y	1,391,053	1,095,473
Cost of shares redeemed:
Class A	(401,722)	(2,021,399)
Class C	(35,942)	(81,725)
Class I	(5,441,022)	(33,822,101)
Class Y	(12,641,075)	(30,082,421)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(243,481)	8,327,494
Total Increase (Decrease) in Net Assets	(12,384,943)	7,566,105
Net Assets ($):
Beginning of Period	145,400,150	137,834,045
End of Period	133,015,207	145,400,150
22

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Capital Share Transactions (Shares):
Class A
Shares sold	18,414	49,386
Shares issued for distributions reinvested	9,104	8,846
Shares redeemed	(33,753)	(162,472)
Net Increase (Decrease) in Shares Outstanding	(6,235)	(104,240)
Class C
Shares sold	15	-
Shares issued for distributions reinvested	187	240
Shares redeemed	(3,133)	(6,643)
Net Increase (Decrease) in Shares Outstanding	(2,931)	(6,403)
Class Ia
Shares sold	662,488	4,179,089
Shares issued for distributions reinvested	90,538	47,805
Shares redeemed	(457,836)	(2,731,308)
Net Increase (Decrease) in Shares Outstanding	295,190	1,495,586
Class Ya
Shares sold	637,993	1,594,837
Shares issued for distributions reinvested	114,930	88,119
Shares redeemed	(1,067,829)	(2,420,879)
Net Increase (Decrease) in Shares Outstanding	(314,906)	(737,923)

[a]

During the period ended April 30, 2022, 17,758 Class Y shares representing $207,701 were exchanged for 17,792 Class I shares and during the period ended October 31, 2021, 134,605 Class Y shares representing $1,672,042 were exchanged for 134,708 Class I shares.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2022	Year Ended October 31,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.29	12.35	12.48	12.04	12.23	12.30
Investment Operations:
Net investment income[a]	.13	.26	.25	.29	.32	.19
Net realized and unrealized gain (loss) on investments	(.84)	(.05)	.09	.70	(.31)	.10
Total from Investment Operations	(.71)	.21	.34	.99	.01	.29
Distributions:
Dividends from net investment income	(.15)	(.27)	(.47)	(.55)	(.20)	(.36)
Dividends from net realized gain on investments	(.16)	-	-	-	-	(.00)[b]
Total Distributions	(.31)	(.27)	(.47)	(.55)	(.20)	(.36)
Net asset value, end of period	11.27	12.29	12.35	12.48	12.04	12.23
Total Return (%)[c]	(5.95)[d]	1.71	2.77	8.54	.08	2.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	7.47[e,f]	6.80[f]	4.86	1.07	1.39	1.37
Ratio of net expenses to average net assets	1.05[e,f]	1.05[f]	1.00	.75	.75	.89
Ratio of net investment income to average net assets	2.29[e,f]	2.11[f]	2.03	2.42	2.60	1.65
Portfolio Turnover Rate	47.52[d]	80.39	94.27	83.73	114.73	145.88
Net Assets, end of period ($ x 1,000)	3,957	4,393	5,703	1,900	858	682

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

f Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

24

Six Months Ended
	April 30, 2022	Year Ended October 31,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.07	12.18	12.30	11.86	12.06	12.18
Investment Operations:
Net investment income[a]	.09	.17	.19	.25	.24	.11
Net realized and unrealized gain (loss) on investments	(.83)	(.06)	.06	.64	(.33)	.08
Total from Investment Operations	(.74)	.11	.25	.89	(.09)	.19
Distributions:
Dividends from net investment income	(.10)	(.22)	(.37)	(.45)	(.11)	(.31)
Dividends from net realized gain on investments	(.16)	-	-	-	-	(.00)[b]
Total Distributions	(.26)	(.22)	(.37)	(.45)	(.11)	(.31)
Net asset value, end of period	11.07	12.07	12.18	12.30	11.86	12.06
Total Return (%)[c]	(6.30)[d]	.91	2.06	7.70	(.64)	1.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.89[e,f]	1.84[f]	1.81	1.85	2.07	2.09
Ratio of net expenses to average net assets	1.80[e,f]	1.80[f]	1.70	1.50	1.50	1.64
Ratio of net investment income to average net assets	1.55[e,f]	1.36[f]	1.59	2.11	2.00	.90
Portfolio Turnover Rate	47.52[d]	80.39	94.27	83.73	114.73	145.88
Net Assets, end of period ($ x 1,000)	145	193	273	313	428	702

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

f Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2022	Year Ended October 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.36	12.41	12.53	12.09	12.27	12.33
Investment Operations:
Net investment income[a]	.15	.29	.24	.32	.37	.23
Net realized and unrealized gain (loss) on investments	(.86)	(.05)	.13	.71	(.33)	.08
Total from Investment Operations	(.71)	.24	.37	1.03	.04	.31
Distributions:
Dividends from net investment income	(.16)	(.29)	(.49)	(.59)	(.22)	(.37)
Dividends from net realized gain on investments	(.16)	-	-	-	-	(.00)[b]
Total Distributions	(.32)	(.29)	(.49)	(.59)	(.22)	(.37)
Net asset value, end of period	11.33	12.36	12.41	12.53	12.09	12.27
Total Return (%)	(5.89)[c]	1.96	3.06	8.79	.38	2.57
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[d,e]	.81[e]	.70	.78	1.10	1.14
Ratio of net expenses to average net assets	.80[d,e]	.80[e]	.64	.50	.50	.65
Ratio of net investment income to average net assets	2.53[d,e]	2.35[e]	2.01	2.63	3.03	1.91
Portfolio Turnover Rate	47.52[c]	80.39	94.27	83.73	114.73	145.88
Net Assets, end of period ($ x 1,000)	45,403	45,868	27,500	9,827	2,555	3,815

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

e Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

26

Six Months Ended
April 30, 2022		Year Ended October 31,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.38	12.42	12.53	12.09	12.27	12.33
Investment Operations:
Net investment income[a]	.16	.32	.33	.37	.33	.23
Net realized and unrealized gain (loss) on investments	(.85)	(.06)	.05	.66	(.29)	.08
Total from Investment Operations	(.69)	.26	.38	1.03	.04	.31
Distributions:
Dividends from net investment income	(.17)	(.30)	(.49)	(.59)	(.22)	(.37)
Dividends from net realized gain on investments	(.16)	-	-	-	-	(.00)[b]
Total Distributions	(.33)	(.30)	(.49)	(.59)	(.22)	(.37)
Net asset value, end of period	11.36	12.38	12.42	12.53	12.09	12.27
Total Return (%)	(5.74)[c]	2.18	3.07	8.81	.30	2.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.62[d,e]	.62[e]	.62	.68	.96	.98
Ratio of net expenses to average net assets	.62[d,e]	.62[e]	.58	.50	.50	.64
Ratio of net investment income to average net assets	2.74[d,e]	2.55[e]	2.65	3.00	2.70	1.90
Portfolio Turnover Rate	47.52[c]	80.39	94.27	83.73	114.73	145.88
Net Assets, end of period ($ x 1,000)	83,511	94,946	104,358	106,649	64,151	40,741

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

e Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Dynamic Bond Income Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses

28

on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board.

30

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	68,943,016		-	68,943,016
Exchange-Traded Funds	2,105,112	4,125,423	††	-	6,230,535
Foreign Governmental	-	33,783,413		-	33,783,413
Investment Companies	7,884,010	-		-	7,884,010
U.S. Treasury Securities	-	17,048,047		-	17,048,047
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	5,781,780		-	5,781,780
Futures†††	82,282	-		-	82,282

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(1,507,365)	-	(1,507,365)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

32

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2022, BNY Mellon earned $2,535 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At April 30, 2022, BNY Mellon Yield Enhancement Strategy Fund, an affiliate of the fund, held 2,382,454 Class Y shares representing approximately 20.3% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 29, 2022, the Board declared a cash dividend of $.026, $.007, $.035 and $.040 per share from undistributed net investment income for Class A, Class C, Class I and Class Y shares, respectively, payable on May 2, 2022, to shareholders of record as of the close of business on April 29, 2022. The ex-dividend date was May 2, 2022.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

34

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2021 was as follows: ordinary income $3,249,913. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2021 through March 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. On or after March 1, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $143,096 during the period ended April 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2022, Class C shares were charged $646 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make

36

payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, Class A and Class C shares were charged $5,222 and $215, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2022, the fund was charged $2,094 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2022, the fund was charged $18,456 pursuant to the custody agreement.

During the period ended April 30, 2022, the fund was charged $10,209 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $44,719, Distribution Plan fees of $91, Shareholder Services Plan fees of $856, Custodian fees of $12,000, Chief Compliance Officer fees of $7,335 and Transfer Agent fees of $692, which are offset against an expense reimbursement currently in effect in the amount of $27,894.

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended April 30, 2022, amounted to $68,349,058 and $61,736,870, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2022 are set forth in the Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, or as a

38

substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At April 30, 2022, there were no options purchase or written outstanding.

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2022 are set forth in the Statement of Investments.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2022 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	82,282	[1]	Interest rate risk	-
Foreign exchange risk	5,781,780	[2]	Foreign exchange risk	(1,507,365)	[2]
Gross fair value of derivative contracts	5,864,062			(1,507,365)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2022 is shown below:

40

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	564,599		(134,971)		-		429,628
Foreign exchange	-		-		2,548,307		2,548,307
Total	564,599		(134,971)		2,548,307		2,977,935

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(152,758)		(46,706)		-		(199,464)
Foreign exchange	-		-		2,882,638		2,882,638
Total	(152,758)		(46,706)		2,882,638		2,683,174

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	82,282	-
Forward contracts	5,781,780	(1,507,365)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	5,864,062	(1,507,365)
Derivatives not subject to
Master Agreements	(82,282)	-
Total gross amount of assets
and liabilities subject to
Master Agreements	5,781,780	(1,507,365)

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets	119,652		(67,190)	-		52,462
Citigroup	103,675		-	-		103,675
HSBC	94,827		(15,629)	-		79,198
J.P. Morgan Securities	158,207		(147,095)	-		11,112
RBS Securities	2,828,021		-	(2,828,021)		-
State Street Bank and Trust Company	2,149,367		(1,088,895)	(960,000)		100,472
UBS Securities	328,031		(188,556)	(139,475)		-
Total	5,781,780		(1,507,365)	(3,927,496)		346,919

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets	(67,190)		67,190	-		-
HSBC	(15,629)		15,629	-		-
J.P. Morgan Securities	(147,095)		147,095	-		-
State Street Bank and Trust Company	(1,088,895)		1,088,895	-		-
UBS Securities	(188,556)		188,556	-		-
Total	(1,507,365)		1,507,365	-		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2022:

Average Market Value ($)
Interest rate futures	12,860,575
Interest rate options contracts	48,413
Forward contracts	129,493,672

At April 30, 2022, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $9,758,643, consisting of $6,839,286 gross unrealized appreciation and $16,597,929 gross unrealized depreciation.

42

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional alternative credit focus funds selected by Broadridge as

44

comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional alternative credit focus funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional alternative credit focus funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, and was above the Performance Universe median for the three-, four- and ten-year periods and below the Performance Universe median for all other periods. The Board also considered that the fund’s yield performance was below the Performance Group and above the Performance Universe medians for six of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. It was noted that there were no other funds in the Performance Group for the ten-year period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee (lowest in the Expense Group), the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe median actual management fee and the fund’s total expenses

45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

were lower than the Expense Group median and slightly lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays

46

the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee

47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

48

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49

For More Information

BNY Mellon Global Dynamic Bond Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6298SA0422

BNY Mellon Global Real Return Fund

SEMI-ANNUAL REPORT April 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through April 30, 2022, as provided by portfolio managers Suzanne Hutchins, Aron Pataki and Andrew Warwick of Newton Investment Management Limited, sub-sdviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2022, the BNY Mellon Global Real Return Fund’s (the “fund”) Class A shares produced a total return of −6.13%, Class C shares returned −6.46%, Class I shares returned −6.00% and Class Y shares returned −5.96%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, and the fund’s performance baseline benchmark, the USD 30-Day Compounded SOFR, produced total returns of 0.04% and 0.04% (excludes the +4% hurdle rate), respectively, for the same period.2,3

Global equity and fixed-income markets lost ground during the reporting period amid sharply rising inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. The fund underperformed its benchmark, largely due to the negative impact of its stabilizing layer, its allocations to government bonds and gold, and some specific equity positions.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed, multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. Rather than trying to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies, and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments.

The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection, based on fundamental research, to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

Stocks and Bonds Retreat as Inflation Rises

Global equity and fixed-income investors encountered challenging conditions from the start of the reporting period as inflationary pressures put a damper on markets. Commodity prices rose in response to wage increases and pandemic-related supply-chain bottlenecks, while government stimulus and accommodative monetary policies pressured prices as well. Central banks responded with increasingly hawkish rhetoric regarding interest-rate increases. The Bank of England took the lead in December 2021 with a 0.15% increase of the base rate to 0.25%. That same month, the U.S. Federal Reserve announced its intention to scale back its asset purchases earlier in 2022 than previously planned and signaled a more rapid increase in interest rates in the coming year.

Inflationary forces were exacerbated by the Russian invasion of Ukraine in early 2022. As the largest land war in Europe since World War II continued with no sign of an early resolution, European markets began contemplating the possibility of reduced or curtailed oil and natural gas exports from Russia, a leading source of energy commodities to the continent. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural chemicals and industrial metals. Stocks in energy producers surged along with oil and gas prices, while some other sectors, such as utilities and materials, produced more modest gains. However, growth-oriented shares suffered as the threat of rising interest rates caused investors to question the relative value of future earnings. Information technology, industrials and consumer discretionary stocks experienced the most significant declines, and most other sectors lost ground as well. These conditions also produced a distinctly unfavorable backdrop for bonds, which fell sharply in value, with no real safe havens.

Derivatives and Bonds Undermine Relative Returns

The fund’s stabilizing layer, which uses derivatives for various risk-management purposes, detracted from returns. Derivative protection proved effective in February and April 2022, when they cushioned the fund’s equity positions as markets declined. However, the overall contribution from derivative instruments was negative, primarily due to the inclusion of the futures used to gain access to the government bond market.

Government bonds (accessed both through physical bonds and derivatives) and gold struggled to perform. The former was adversely impacted by the expectation of monetary-policy tightening to curb surging inflation, while gold gave back some of its earlier gains as the full force of the geopolitical shock abated.

Although equities as a whole exerted a positive effect on fund performance, weakness was seen in a few holdings. Financial services provider Prudential, which has significant exposure to China, saw growth negatively impacted by the country’s zero-COVID-19 policy. Supply-chain bottlenecks caused challenges for Germany-based manufacturer, Continental, and automobile maker, Volkswagen.

Conversely, performance benefited from the fund’s return-seeking core, with its allocation to alternatives adding value. Notably, the fund’s exposure to renewable energy, property, energy storage and risk premia holdings all acted as strong diversifiers. Equities were also accretive to returns, with standout performers including oil and gas exploration and production company ConocoPhilips, which was propelled higher by soaring energy prices; energy project development firm CME Group, which gained from volatility in commodity and fixed-income markets; and multinational pharmaceutical and life sciences company Bayer, which enjoyed strength in its agricultural end-market.

Remaining Focused on Active, Multi-Asset Selection

In our view, as of April 30, 2022, investors face challenging market conditions due to heightened geopolitical risks, including second-order effects of the Russia/Ukraine conflict and central banks reining in monetary largesse. The deterioration of credit and funding conditions, and rising inflationary pressures, notably in the United States, all point to a higher probability of a stagflationary outcome and the possibility of recessionary conditions. However, volatility also creates opportunities. Given the significant dispersion of performance between different sectors, this is now a true stock picker’s market and one in which active, multi-asset investment should thrive.

In light of these conditions, within the fund’s return-seeking core, equity exposure has been reduced since the autumn, and the focus has been narrowed, with greater emphasis being placed on defensives, such as health care stocks and securities with well-supported dividend income generation. Among the more cyclical areas, the fund is skewed toward areas such as energy and

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

defense where the demand profile is well underpinned, either relative to supply or due to pent-up consumption being released. Alternatives, many of which have direct or indirect linkages to inflation, are also playing a greater role in the fund. Within the fund’s stabilizing layer, over the medium term we may have greater recourse to direct protection than has been the case during the post-COVID-19 rally, and we will continue to use gold. We also believe that cash (invested in short-term bills) can be useful on a tactical basis while we await a more propitious opportunity set in which to deploy capital. More broadly, we remain wedded to our long-term, global, thematic approach, and stand ready to reassess the investment landscape as the backdrop evolves.

May 16, 2022

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The USD 1-Month SOFR + 4% per annum Index reflects the Performance Aim for the strategy underlying the fund, over five-year periods (gross of fees). Intrinsic to absolute return funds is an unconstrained investment approach and an internal performance measurement against a goal that reflects portfolio construction focused on risk management and that is designed to deliver positive returns in changing market environments. By contrast, more traditional “relative return” funds are managed to and measured against broad-based benchmark indices, rather than against “absolute” measures of principal risk. SOFR represents the rate at which the world’s most preferred borrowers are able to borrow money and serves as a benchmark for short-term interest rates. Effective November 1, 2021, the fund’s designated performance baseline benchmark changed from USD 1-Month LIBOR to USD 30-day Compounded SOFR.. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Return Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.29	$8.97	$4.28	$3.80
Ending value (after expenses)	$938.70	$935.40	$940.00	$940.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.51	$9.35	$4.46	$3.96
Ending value (after expenses)	$1,019.34	$1,015.52	$1,020.38	$1,020.88
†

Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.87% for Class C, .89% for Class I and .79% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CONSOLIDATED STATEMENT OF INVESTMENTS
April 30, 2022 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 22.6%
Australia - 1.8%
Australia, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	45,513,000		33,917,630
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	50,670,000		33,083,838
					67,001,468
Curacao - 3.2%
Merrill Lynch International & Co., Structured Notes, Ser. 3		0.00	1/24/2025	118,657,400	[b]	121,018,682
France - .3%
Altice France, Sr. Scd. Bonds	EUR	4.13	1/15/2029	4,944,000		4,504,876
Banijay Entertainment, Sr. Scd. Notes		5.38	3/1/2025	500,000	[c]	492,146
Iliad Holding, Sr. Scd. Notes	EUR	5.63	10/15/2028	5,576,000		5,609,722
					10,606,744
Germany - .1%
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	2,718,000		2,659,523
India - .0%
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	160,000,000		2,097,267
Italy - .6%
Intesa Sanpaolo, Gtd. Notes		7.70	9/17/2025	9,506,000	[c,d]	9,601,060
UniCredit, Jr. Sub. Bonds		8.00	6/3/2024	5,625,000	[d]	5,684,850
UniCredit, Jr. Sub. Notes	EUR	3.88	6/3/2027	8,882,000	[d]	7,576,654
					22,862,564
Luxembourg - .2%
Summer BC Holdco B, Sr. Scd. Bonds	EUR	5.75	10/31/2026	6,583,000		6,874,837
Mexico - .3%
Sigma Alimentos, Gtd. Notes		4.13	5/2/2026	13,823,000		13,631,137
Netherlands - .1%
Ziggo, Sr. Scd. Bonds	EUR	2.88	1/15/2030	3,571,000		3,251,331
Spain - .7%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	9/24/2023	6,000,000	[d]	6,436,324
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Notes	EUR	6.00	3/29/2024	7,200,000	[d]	7,610,452
Banco Santander, Jr. Sub. Bonds	EUR	4.75	3/19/2025	7,800,000	[d]	7,777,674
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	5,200,000	[d]	5,475,454
					27,299,904
United Kingdom - 4.4%
Barclays Bank, Structured Notes, Ser. 000S		0.00	8/15/2022	71,827,500	[b]	73,129,793
Barclays Bank, Structured Notes, Ser. GN0U		0.00	8/12/2022	71,827,500	[b]	76,009,071

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 22.6% (continued)
United Kingdom - 4.4% (continued)
Lloyds Banking Group, Jr. Sub. Bonds	EUR	4.95	6/27/2025	8,562,000	[d,e]	9,049,418
Vmed O2 UK Financing I, Sr. Scd. Bonds	GBP	4.00	1/31/2029	7,588,000		8,295,063
					166,483,345
United States - 10.9%
Ball, Gtd. Notes		2.88	8/15/2030	6,402,000		5,393,621
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	3,125,000	[c,e]	3,136,890
Sprint, Gtd. Notes		7.13	6/15/2024	3,786,000		3,989,668
Sprint Capital, Gtd. Notes		8.75	3/15/2032	4,597,000		5,849,683
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +0.04%		0.93	10/31/2023	390,800,000	[f]	391,548,804
United Airlines, Sr. Scd. Notes		4.38	4/15/2026	1,224,000	[c]	1,182,996
					411,101,662
Total Bonds and Notes (cost $866,259,794)				854,888,464
Description				Shares		Value ($)
Common Stocks - 47.1%
Australia - .4%
OZ Minerals				508,378		8,823,603
The Star Entertainment Group				3,375,043	[g]	7,447,436
					16,271,039
Canada - 1.4%
Alamos Gold, Cl. A				2,277,356		17,672,282
Barrick Gold				1,566,911		34,957,784
					52,630,066
China - 1.9%
Alibaba Group Holding				1,695,569	[g]	20,722,906
Foshan Haitian Flavouring & Food, Cl. A				736,672		9,066,914
LONGi Green Energy Technology, CI. A				1,645,228	[g]	16,650,088
NARI Technology, Cl. A				1,837,740	[g]	8,834,829
Yum China Holdings				404,510		16,908,518
					72,183,255
Denmark - .3%
Orsted				108,930	[c]	12,222,655
Finland - .4%
Neste				315,040		13,543,285
France - 1.9%
L'Oreal				29,361		10,681,549
LVMH				38,447		24,602,065
Sanofi				340,793		35,868,816
					71,152,430

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 47.1% (continued)
Germany - 2.1%
Bayer	500,987		33,021,404
Continental	195,893		13,639,219
RWE	785,092		32,799,049
		79,459,672
Guernsey - .0%
Amedeo Air Four Plus	2,136,949		820,728
Hong Kong - 1.3%
AIA Group	2,699,600		26,374,866
Link REIT	2,685,500		23,155,839
		49,530,705
India - .5%
Housing Development Finance	586,789		16,894,657
Ireland - 2.7%
Accenture, Cl. A	57,106		17,152,358
Medtronic	405,527		42,320,798
Ryanair Holdings, ADR	291,150	[g]	25,423,218
Trane Technologies	126,260		17,662,511
		102,558,885
Israel - .5%
SolarEdge Technologies	73,310	[g]	18,357,557
Japan - .8%
Sony Group	360,900		31,019,885
Netherlands - 1.2%
ASML Holding	43,252		24,470,630
Universal Music Group	896,300	[g]	20,736,264
		45,206,894
South Korea - .5%
Samsung SDI	42,434		20,208,560
Switzerland - 2.2%
Alcon	299,469		21,247,258
Chubb	148,506		30,659,064
Lonza Group	23,327	[g]	13,695,190
Nestle	138,257		17,849,735
		83,451,247
United Kingdom - 11.2%
3i Group	899,864		14,683,373
AstraZeneca	456,134		60,593,675
BAE Systems	2,651,340		24,695,981
Barratt Developments	1,649,462		10,099,004
Burberry Group	723,549		14,228,466
Diageo	482,532		23,911,914
Informa	2,460,923	[g]	17,545,151
Linde	110,643		34,516,190

Description	Shares		Value ($)
Common Stocks - 47.1% (continued)
United Kingdom - 11.2% (continued)
Octopus Renewables Infrastructure Trust	19,607,364		28,523,677
Persimmon	337,922		8,813,180
Prudential	2,256,208		28,045,689
RELX	1,092,550		32,572,313
SDCL Energy Efficiency Income Trust	18,719,270		28,582,228
Shell	1,908,277		51,649,651
Taylor Wimpey	7,354,884		11,550,317
Travis Perkins	667,794		10,166,752
Unilever	467,247		21,769,448
		421,947,009
United States - 17.8%
Alphabet, Cl. A	14,027	[g]	32,012,279
Amazon.com	6,254	[g]	15,545,130
American Tower	35,041	[h]	8,445,582
Bank of America	624,879		22,295,683
Booking Holdings	15,623	[g]	34,531,673
Brixmor Property Group	1,096,822	[h]	27,837,343
CME Group	120,287		26,383,751
ConocoPhillips	1,009,499		96,427,344
Dominion Energy	228,446		18,650,331
Ecolab	95,314		16,140,473
Elanco Animal Health	462,225	[g]	11,698,915
Eli Lilly & Co.	66,383		19,392,466
Eversource Energy	166,444		14,547,206
Exelon	1,112,800		52,056,784
Hubbell	141,008		27,547,323
Lockheed Martin	54,532		23,564,368
Marathon Petroleum	281,173		24,535,156
Microsoft	190,671		52,915,016
Newmont	501,816		36,557,296
NextEra Energy	141,872		10,075,749
Norfolk Southern	193,147		49,808,748
TE Connectivity	155,133		19,357,496
The Cooper Companies	41,710		15,058,978
The Goldman Sachs Group	49,274		15,052,714
		670,437,804
Total Common Stocks (cost $1,635,541,866)	1,777,896,333

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - 1.6%
Call Options - .5%
FTSE 100 Index, Contracts 3,928	GBP	7,500	12/16/2022	294,600,000		20,473,247
S&P 500 Index, Contracts 1,264		4,650	5/20/2022	587,760,000		75,840
					20,549,087
Put Options - 1.1%
S&P 500 Index, Contracts 832		4,500	11/18/2022	374,400,000		39,719,680
Total Options Purchased (cost $56,942,837)				60,268,767
Description				Shares
Exchange-Traded Funds - 2.7%
United States - 2.7%
iShares Gold Trust				1,134,247	[g,i]	40,878,262
SPDR Gold Shares				290,596	[g,i]	51,409,338
U.S. Copper Index Fund				370,235	[g,i]	9,792,716
Total Exchange-Traded Funds (cost $105,483,870)				102,080,316
	Preferred Dividend Yield (%)
Preferred Stocks - .5%
Germany - .5%
Volkswagen (cost $21,989,801)		5.14		129,968		20,389,329
	Annualized Yield (%)		Maturity Date	Principal Amount ($)
Short-Term Investments - .7%
U.S. Government Securities
U.S. Treasury Bills (cost $24,946,910)		0.71	8/18/2022	25,000,000	[j]	24,925,515

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 15.7%
Closed-end Investment Companies - 5.0%
BBGI Global Infrastructure		5,358,752		11,426,533
Cordiant Digital Infrastructure		9,230,593	[c,e]	12,924,861
Greencoat UK Wind		18,901,726		37,939,624
JLEN Environmental Assets Group		4,341,058		6,239,795
Riverstone Credit Opportunities Income		3,871,998		3,349,278
The Aquila European Renewables Income Fund		19,049,880		20,466,934
The BioPharma Credit Fund		19,756,560	[e]	19,613,296
The Gresham House Energy Storage Fund		7,841,693	[e]	14,773,604
The Hipgnosis Songs Fund		12,996,706		19,016,053
The Renewables Infrastructure Group		18,605,023		31,575,801
US Solar Fund		12,016,238		10,800,124
			188,125,903
Registered Investment Companies - 10.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	0.38	403,508,569	[k]	403,508,569
Total Investment Companies (cost $585,936,992)		591,634,472

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $16,286,006)	0.38	16,286,006	[k] 16,286,006
Total Investments (cost $3,313,388,076)		91.3%	3,448,369,202
Cash and Receivables (Net)		8.7%	330,006,190
Net Assets		100.0%	3,778,375,392

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor's Depository Receipt

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

AUD—Australian Dollar

EUR—Euro

GBP—British Pound

INR—Indian Rupee

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2022, these securities were valued at $39,560,608 or 1.05% of net assets.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At April 30, 2022, the value of the fund’s securities on loan was $13,345,974 and the value of the collateral was $16,286,006. In addition, the value of collateral may include pending sales that are also on loan.

f Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

g Non-income producing security.

h Investment in real estate investment trust within the United States.

i These securities are wholly-owned by the Subsidiary referenced in Note 1.

j Security is a discount security. Income is recognized through the accretion of discount.

k Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	18.8
U.S. Treasury Securities	11.0
Health Care	6.7
Diversified Financials	6.3
Banks	6.1
Energy	5.9
Utilities	3.7
Internet Software & Services	2.7
Consumer Discretionary	2.7
Metals & Mining	2.6
Insurance	2.3
Foreign Governmental	1.8
Options Purchased	1.6
Real Estate	1.6
Information Technology	1.4
Chemicals	1.3
Transportation	1.3
Telecommunication Services	1.3
Aerospace & Defense	1.3
Electronic Components	1.2
Food Products	1.1
Consumer Durables & Apparel	1.0
Automobiles & Components	.9
Commercial & Professional Services	.9
Consumer Staples	.9
Industrial	.8
Airlines	.7
Semiconductors & Semiconductor Equipment	.6
Media	.6
Beverage Products	.6
Technology Hardware & Equipment	.5
Retailing	.4
Financials	.4
Advertising	.2
Materials	.1
91.3

† Based on net assets.

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 10.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 10.7%	395,768,872	2,062,456,421	(2,054,716,724)	403,508,569	332,469
Investment of Cash Collateral for Securities Loaned - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .4%	33,593,991	427,435,527	(444,743,512)	16,286,006	125,858	††
Total - 11.1%	429,362,863	2,489,891,948	(2,499,460,236)	419,794,575	458,327

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to consolidated financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	1,184	6/15/2022	110,700,914[a]	103,849,770	(6,851,144)
U.S. Treasury Long Bond	275	6/21/2022	38,423,281	38,689,063	265,782
Gross Unrealized Appreciation				265,782
Gross Unrealized Depreciation				(6,851,144)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
FTSE 100 Index, Contracts 3,928	7,800	12/16/2022	306,384,000	GBP	(12,817,390)
Put Options:
S&P 500 Index, Contracts 832	4,200	11/18/2022	349,440,000		(27,705,600)
S&P 500 Index, Contracts 541	4,200	6/17/2022	227,220,000		(10,488,908)
Total Options Written (premiums received $37,600,421)					(51,011,898)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

GBP—British Pound

See notes to consolidated financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
Japanese Yen	1,173,402,451	United States Dollar	10,097,213	5/18/2022	(1,049,792)
CIBC World Markets
British Pound	7,112,064	United States Dollar	9,318,608	7/14/2022	(372,837)
Euro	21,478,988	United States Dollar	22,865,899	7/14/2022	(116,812)
Danish Krone	4,614,233	United States Dollar	684,338	6/15/2022	(28,475)
United States Dollar	70,382,397	Hong Kong Dollar	548,383,021	5/18/2022	468,206
Japanese Yen	7,024,587,106	United States Dollar	56,535,471	5/18/2022	(2,372,983)
United States Dollar	151,258,199	Japanese Yen	17,425,292,328	5/18/2022	16,901,949
United States Dollar	2,045,330	Australian Dollar	2,740,328	6/15/2022	107,463
Citigroup
United States Dollar	30,242,594	Indian Rupee	2,306,723,652	7/14/2022	301,670
J.P. Morgan Securities
United States Dollar	65,122,145	Swiss Franc	59,949,148	5/18/2022	3,438,110
United States Dollar	1,997,818	Euro	1,828,798	7/14/2022	60,879

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities(continued)
United States Dollar	486,590	Euro	449,120	7/14/2022	10,912
RBS Securities
Danish Krone	20,101,363	United States Dollar	2,990,439	6/15/2022	(133,247)
Japanese Yen	1,392,051,410	United States Dollar	11,926,677	5/18/2022	(1,193,382)
State Street Bank and Trust Company
United States Dollar	633,082,720	Euro	572,401,551	7/14/2022	26,833,824
United States Dollar	677,486,081	British Pound	516,477,677	7/14/2022	27,844,720
United States Dollar	17,326,600	South Korean Won	20,956,781,930	5/18/2022	641,801
United States Dollar	96,294,356	Euro	84,057,031	5/18/2022	7,546,568
United States Dollar	12,690,194	Danish Krone	86,554,068	6/15/2022	387,468
Japanese Yen	3,721,076,933	United States Dollar	28,952,140	5/18/2022	(261,090)
United States Dollar	5,160,431	Australian Dollar	6,992,667	6/15/2022	215,454
Swiss Franc	9,807,663	United States Dollar	10,558,301	5/18/2022	(466,811)
United States Dollar	45,128,957	Chinese Yuan Renminbi	289,186,362	7/14/2022	1,321,139
UBS Securities
United States Dollar	100,216,933	Australian Dollar	136,669,394	6/15/2022	3,568,966
United States Dollar	3,102,079	Euro	2,856,587	7/14/2022	76,576
Gross Unrealized Appreciation					89,725,705
Gross Unrealized Depreciation					(5,995,429)

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments (including securities on loan, valued at $13,345,974)—Note 1(c):
Unaffiliated issuers	2,893,593,501	3,028,574,627
Affiliated issuers	419,794,575	419,794,575
Cash		14,184,425
Cash denominated in foreign currency	32,519,425	32,107,484
Cash collateral held by broker—Note 4		257,887,819
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		89,725,705
Receivable for shares of Common Stock subscribed		6,876,881
Dividends, interest and securities lending income receivable		5,981,776
Receivable for investment securities sold		2,690,687
Tax reclaim receivable—Note 1(b)		2,524,726
Prepaid expenses		184,808
		3,860,533,513
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		2,563,501
Outstanding options written, at value (premiums received $37,600,421)—Note 4		51,011,898
Liability for securities on loan—Note 1(c)		16,286,006
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		5,995,429
Payable for shares of Common Stock redeemed		4,857,820
Payable for futures variation margin—Note 4		945,651
Directors’ fees and expenses payable		34,231
Other accrued expenses		463,585
		82,158,121
Net Assets ($)		3,778,375,392
Composition of Net Assets ($):
Paid-in capital		3,560,041,788
Total distributable earnings (loss)		218,333,604
Net Assets ($)		3,778,375,392

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	77,190,536	36,139,996	2,686,585,831	978,459,029
Shares Outstanding	4,738,478	2,287,940	164,354,487	59,754,641
Net Asset Value Per Share ($)	16.29	15.80	16.35	16.37

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS
Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Dividends (net of $366,067 foreign taxes withheld at source):
Unaffiliated issuers	22,365,608
Affiliated issuers	332,469
Interest	4,300,807
Income from securities lending—Note 1(c)	125,858
Total Income	27,124,742
Expenses:
Management fee—Note 3(a)	14,368,952
Shareholder servicing costs—Note 3(c)	1,465,844
Subsidiary management fee—Note 3(a)	212,061
Custodian fees—Note 3(c)	196,892
Distribution fees—Note 3(b)	141,748
Professional fees	130,515
Directors’ fees and expenses—Note 3(d)	121,197
Prospectus and shareholders’ reports	120,861
Registration fees	88,919
Loan commitment fees—Note 2	30,171
Chief Compliance Officer fees—Note 3(c)	10,209
Miscellaneous	77,523
Total Expenses	16,964,892
Less—reduction in expenses due to undertaking—Note 3(a)	(212,061)
Net Expenses	16,752,831
Net Investment Income	10,371,911
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	126,017,242
Net realized gain (loss) on futures	(40,417,330)
Net realized gain (loss) on options transactions	(22,139,113)
Net realized gain (loss) on forward foreign currency exchange contracts	52,893,700
Net Realized Gain (Loss)	116,354,499
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(458,332,671)
Net change in unrealized appreciation (depreciation) on futures	(159,281)
Net change in unrealized appreciation (depreciation) on options transactions	4,736,864
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	80,803,066
Net Change in Unrealized Appreciation (Depreciation)	(372,952,022)
Net Realized and Unrealized Gain (Loss) on Investments	(256,597,523)
Net (Decrease) in Net Assets Resulting from Operations	(246,225,612)

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment income	10,371,911	29,839,814
Net realized gain (loss) on investments	116,354,499	138,850,013
Net change in unrealized appreciation (depreciation) on investments	(372,952,022)	279,307,567
Net Increase (Decrease) in Net Assets Resulting from Operations	(246,225,612)	447,997,394
Distributions ($):
Distributions to shareholders:
Class A	(1,127,100)	(561,895)
Class C	(323,421)	(154,628)
Class I	(44,698,030)	(30,566,690)
Class Y	(17,354,043)	(13,223,639)
Total Distributions	(63,502,594)	(44,506,852)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	19,324,408	40,595,185
Class C	4,292,320	11,777,126
Class I	779,440,419	1,208,545,792
Class Y	174,731,038	273,834,891
Distributions reinvested:
Class A	957,949	539,652
Class C	267,073	126,788
Class I	40,958,007	28,393,091
Class Y	7,030,103	6,310,075
Cost of shares redeemed:
Class A	(10,199,251)	(15,565,669)
Class C	(3,459,672)	(5,651,629)
Class I	(579,421,837)	(783,999,472)
Class Y	(139,219,834)	(260,449,611)
Increase (Decrease) in Net Assets from Capital Stock Transactions	294,700,723	504,456,219
Total Increase (Decrease) in Net Assets	(15,027,483)	907,946,761
Net Assets ($):
Beginning of Period	3,793,402,875	2,885,456,114
End of Period	3,778,375,392	3,793,402,875

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,140,089	2,397,868
Shares issued for distributions reinvested	55,086	32,667
Shares redeemed	(602,817)	(915,321)
Net Increase (Decrease) in Shares Outstanding	592,358	1,515,214
Class Ca,b
Shares sold	257,551	715,629
Shares issued for distributions reinvested	15,793	7,885
Shares redeemed	(212,148)	(344,112)
Net Increase (Decrease) in Shares Outstanding	61,196	379,402
Class Ia
Shares sold	45,663,575	71,199,085
Shares issued for distributions reinvested	2,348,510	1,715,595
Shares redeemed	(34,455,351)	(46,297,262)
Net Increase (Decrease) in Shares Outstanding	13,556,734	26,617,418
Class Ya
Shares sold	10,249,540	16,063,664
Shares issued for distributions reinvested	402,410	380,584
Shares redeemed	(8,127,739)	(15,321,100)
Net Increase (Decrease) in Shares Outstanding	2,524,211	1,123,148

[a]

During the period ended April 30, 2022, 468,406 Class Y shares representing $7,985,301 were exchanged for 469,155 Class I shares and 2,606 Class C shares representing $42,452 were exchanged for 2,524 Class I shares. During the period ended October 31, 2021, 647 Class Y shares representing $10,623 were exchanged for 650 Class A shares and 758,608 Class Y shares representing $12,882,167 were exchanged for 759,920 Class I shares.

[b]

During the period ended April 30, 2022, 515 Class C shares representing $8,708 were automatically converted to 500 Class A shares and during the period ended October 31, 2021, 84 Class C shares representing $1,357 were automatically converted to 82 Class A shares.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

Six Months Ended
	April 30, 2022	Year Ended October 31,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	17.62	15.56	15.37	14.32	14.39	14.72
Investment Operations:
Net investment income[a]	.03	.11	.17	.23	.22	.15
Net realized and unrealized gain (loss) on investments	(1.10)	2.15	.35	1.29	(.23)	(.09)
Total from Investment Operations	(1.07)	2.26	.52	1.52	(.01)	.06
Distributions:
Dividends from net investment income	(.26)	(.20)	(.33)	(.47)	(.06)	(.39)
Net asset value, end of period	16.29	17.62	15.56	15.37	14.32	14.39
Total Return (%)[b]	(6.13)[c]	14.60	3.42	10.97	(.05)	.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11[d,e]	1.15[e]	1.21	1.12	1.13	1.17
Ratio of net expenses to average net assets	1.10[d,e,f]	1.10[e,f]	1.12[f]	1.11[f]	1.13	1.15
Ratio of net investment income to average net assets	.33[d,e]	.66[e]	1.11	1.59	1.55	1.09
Portfolio Turnover Rate	55.69[c]	71.67	91.18	99.45	85.64	79.00
Net Assets, end of period ($ x 1,000)	77,190	73,055	40,929	35,843	26,380	41,008

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e Amounts do not include the expenses of the underlying funds.

f Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2022	Year Ended October 31,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	17.04	15.06	14.89	13.87	13.99	14.34
Investment Operations:
Net investment income (loss)[a]	(.04)	(.02)	.05	.12	.11	.08
Net realized and unrealized gain (loss) on investments	(1.06)	2.08	.33	1.26	(.23)	(.12)
Total from Investment Operations	(1.10)	2.06	.38	1.38	(.12)	(.04)
Distributions:
Dividends from net investment income	(.14)	(.08)	(.21)	(.36)	-	(.31)
Net asset value, end of period	15.80	17.04	15.06	14.89	13.87	13.99
Total Return (%)[b]	(6.46)[c]	13.72	2.57	10.17	(.86)	(.23)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88[d,e]	1.93[e]	1.99	1.91	1.90	1.92
Ratio of net expenses to average net assets	1.87[d,e,f]	1.88[e,f]	1.90[f]	1.90[f]	1.89	1.90
Ratio of net investment income (loss) to average net assets	(.46)[d,e]	(.12)[e]	.34	.84	.82	.58
Portfolio Turnover Rate	55.69[c]	71.67	91.18	99.45	85.64	79.00
Net Assets, end of period ($ x 1,000)	36,140	37,947	27,814	27,817	27,739	34,240

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e Amounts do not include the expenses of the underlying funds.

f Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

Six Months Ended
April 30, 2022		Year Ended October 31,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	17.69	15.62	15.42	14.36	14.47	14.78
Investment Operations:
Net investment income[a]	.05	.15	.20	.27	.26	.23
Net realized and unrealized gain (loss) on investments	(1.10)	2.15	.36	1.30	(.24)	(.13)
Total from Investment Operations	(1.05)	2.30	.56	1.57	.02	.10
Distributions:
Dividends from net investment income	(.29)	(.23)	(.36)	(.51)	(.13)	(.41)
Net asset value, end of period	16.35	17.69	15.62	15.42	14.36	14.47
Total Return (%)	(6.00)[b]	14.83	3.65	11.28	.11	.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c,d]	.94[d]	1.00	.92	.90	.90
Ratio of net expenses to average net assets	.89[c,d,e]	.89[d,e]	.90[e]	.90[e]	.90	.90
Ratio of net investment income to average net assets	.53[c,d]	.86[d]	1.34	1.82	1.81	1.61
Portfolio Turnover Rate	55.69[b]	71.67	91.18	99.45	85.64	79.00
Net Assets, end of period ($ x 1,000)	2,686,584	2,667,773	1,939,181	1,560,814	688,369	701,598

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Amounts do not include the expenses of the underlying funds.

e Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2022		Year Ended October 31,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	17.73	15.64	15.45	14.39	14.49	14.79
Investment Operations:
Net investment income[a]	.05	.17	.22	.29	.28	.24
Net realized and unrealized gain (loss) on investments	(1.11)	2.16	.34	1.29	(.25)	(.12)
Total from Investment Operations	(1.06)	2.33	.56	1.58	.03	.12
Distributions:
Dividends from net investment income	(.30)	(.24)	(.37)	(.52)	(.13)	(.42)
Net asset value, end of period	16.37	17.73	15.64	15.45	14.39	14.49
Total Return (%)	(5.96)[b]	15.03	3.66	11.36	.24	.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c,d]	.84[d]	.89	.81	.80	.82
Ratio of net expenses to average net assets	.79[c,d,e]	.79[d,e]	.81[e]	.80[e]	.80	.82
Ratio of net investment income to average net assets	.63[c,d]	.97[d]	1.44	1.92	1.92	1.67
Portfolio Turnover Rate	55.69[c]	71.67	91.18	99.45	85.64	79.00
Net Assets, end of period ($ x 1,000)	978,459	1,014,628	877,533	1,259,436	803,690	789,983

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Amounts do not include the expenses of the underlying funds.

e Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

The fund may gain investment exposure to global commodity markets through investments in GRR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at April 30, 2022:

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Subsidiary Activity
Consolidated fund Net Assets ($)	3,788,375,392
Subsidiary Percentage of fund Net Assets	3.21%
Subsidiary Financial Statement Information ($)
Total assets	121,627,408
Total liabilities	88,528
Net assets	121,538,880
Total income	-
Total expenses	237,483
Investment (loss)—net	(237,483)
Net realized gain (loss)	103,354
Net change in unrealized appreciation (depreciation)	(4,026,585)
Net (decrease) in net assets resulting from operations	(4,160,714)

On March 8-9, 2022, the Company’s Board of Directors (the“Board”) approved to reallocate a portion of the fund’s authorized,undesignated and unissued shares of the Company and designate them as Class I shares of the fund increasing the authorized Class I shares from 205 million to 255 million shares.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 550 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (45 million shares authorized), Class C (45 million shares authorized), Class I (255 million shares authorized) and Class Y (205 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options, are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	394,240,925		-	394,240,925
Equity Securities - Common Stocks	926,068,084	851,828,249	††	-	1,777,896,333
Equity Securities - Preferred Stocks	-	20,389,329	††	-	20,389,329
Exchange-Traded Funds	102,080,316	-		-	102,080,316
Foreign Governmental	-	69,098,735		-	69,098,735
Investment Companies	419,794,575	188,125,903	††	-	607,920,478
U.S. Treasury Securities	-	416,474,319		-	416,474,319
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	89,725,705		-	89,725,705
Futures†††	265,782	-		-	265,782
Options Purchased	60,268,767	-		-	60,268,767
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(5,995,429)		-	(5,995,429)
Futures†††	(6,851,144)	-		-	(6,851,144)
Options Written	(51,011,898)	-		-	(51,011,898)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Consolidated Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2022, if any, are disclosed in the fund’s Consolidated Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

ended April 30, 2022, BNY Mellon earned $17,162 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $52,711,236 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2021. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2021 was as follows: ordinary income $44,506,852. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of .75% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $212,061 during the period ended April 30, 2022.

The Adviser has also contractually agreed, from November 1, 2021 through March 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after March 1, 2023, the Adviser may terminate this expense limitation at any time. During the period ended April 30, 2022, there were no reduction in expense pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser pays Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended April 30, 2022, the Distributor retained $4,052 from commissions earned on sales of the fund’s Class A shares and $620 and $2,595 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2022, Class C shares were charged $141,748 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, Class A and Class C shares were charged $94,379 and $47,249, respectively, pursuant to the Shareholder Services Plan.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Consolidated Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2022, the fund was charged $9,261 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2022, the fund was charged $196,892 pursuant to the custody agreement.

During the period ended April 30, 2022, the fund was charged $10,209 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees of $2,366,469, Subsidiary management fee of $76,574, Distribution Plan fees of $22,893, Shareholder Services Plan fees of $23,734, Custodian fees of $140,200, Chief Compliance Officer fees of $7,335 and Transfer Agent fees of $2,870, which are offset against an expense reimbursement currently in effect in the amount of $76,574.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended April 30, 2022, amounted to $2,016,188,553 and $1,668,248,719, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2022 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2022 are set forth in the Consolidated Statement of Investment.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities risk or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased and written open at April 30, 2022 are set forth in the Consolidated Statements of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2022 are set forth in the Consolidated Statement of Investment.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2022 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	265,782	[1]	Interest rate risk	(6,851,144)	[1]
Equity risk	60,268,767	[2]	Equity risk	(51,011,898)	[3]
Foreign exchange risk	89,725,705	[4]	Foreign exchange risk	(5,995,429)	[4]
Gross fair value of derivative contracts	150,260,254			(63,858,471)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Outstanding options written, at value.
[4]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended April 30, 2022 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(26,758,497)		-		-		(26,758,497)
Equity	(13,658,833)		(22,139,113)		-		(35,797,946)
Foreign exchange	-		-		52,893,700		52,893,700
Total	(40,417,330)		(22,139,113)		52,893,700		(9,662,743)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(6,585,362)		-		-		(6,585,362)
Equity	6,426,081		4,736,864		-		11,162,945
Foreign exchange	-		-		80,803,066		80,803,066
Total	(159,281)		4,736,864		80,803,066		85,380,649

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At April 30, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	265,782	(6,851,144)
Options	60,268,767	(51,011,898)
Forward contracts	89,725,705	(5,995,429)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	150,260,254	(63,858,471)
Derivatives not subject to
Master Agreements	(60,534,549)	57,863,042
Total gross amount of assets
and liabilities subject to
Master Agreements	89,725,705	(5,995,429)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2022:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets	17,477,618		(2,891,107)	(14,586,511)		-
Citigroup	301,670		-	(270,000)		31,670
J.P. Morgan Securities	3,509,901		-	(3,509,901)		-
State Street Bank and Trust Company	64,790,974		(727,901)	(64,063,073)		-
UBS Securities	3,645,542		-	(3,150,000)		495,542
Total	89,725,705		(3,619,008)	(85,579,485)		527,212

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(1,049,792)		-	860,000		(189,792)
CIBC World Markets	(2,891,107)		2,891,107	-		-
RBS Securities	(1,326,629)		-	1,200,000		(126,629)
State Street Bank and Trust Company	(727,901)		727,901	-		-
Total	(5,995,429)		3,619,008	2,060,000		(316,421)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2022:

Average Market Value ($)
Equity futures	226,872,809
Equity options contracts	82,570,927
Interest rate futures	52,931,331
Forward contracts	1,997,215,169

At April 30, 2022, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $198,714,563, consisting of $382,903,169 gross unrealized appreciation and $184,188,606 gross unrealized depreciation.

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional absolute-return funds selected by Broadridge as comparable to the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional absolute-return funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional absolute-return funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in eight of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and lower than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2023 to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Global Real Return Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6278SA0422

BNY Mellon Sustainable Balanced Fund

SEMI-ANNUAL REPORT April 30, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2021, through April 30, 2022, as provided by equity portfolio managers Nick Pope and Rob Stewart of Newton Investment Management Limited, sub-adviser, and fixed-income portfolio managers David Nieman and Nancy G. Rogers, CFA, of Mellon Investments Corporation, sub-adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2022, The BNY Mellon Sustainable Balanced Fund’s (the “fund”), Class K shares produced a total return of −11.69% and Service shares returned −11.82%.1 In comparison, the fund’s benchmark, the MSCI All Country World Index (NDR), the fund’s Customized Blended Index, a blend of 60% MSCI All Country World Index(NDR)/40% Bloomberg MSCI US Aggregate ESG Select Sector Neutral Index (the “Index “) and Bloomberg MSCI US Aggregate ESG Select Sector Neutral Index, produced total returns of −11.63%, −10.64% and −9.34%, respectively, for the same period.2,3

Global equity and fixed income markets lost ground during the reporting period amid sharply rising inflation, tightening central bank policies and uncertainties related to Russia’s invasion of Ukraine. The fund underperformed its benchmark, the Customized Blended Index. In equities, underperformance was primarily due to lack of energy exposure and stock selection in the industrials, materials and consumer staples sectors. In fixed income, the difference in returns between the fund and the Bloomberg MSCI US Aggregate ESG Select Sector Neutral Index was primarily the result of operating expenses that are not reflected in that Index’s results.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund uses a global, multi-asset strategy. The fund normally invests 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers that demonstrate attractive attributes and sustainable business practices and have no material, unresolvable, environmental, social or governance (ESG) issues, and in debt securities included in the Bloomberg MSCI US Aggregate ESG Select Sector Neutral Index. Under normal market conditions, generally 60% of the fund’s net assets will be allocated to equity and equity-related investments and 40% of the fund’s net assets will be allocated to debt and debt-related securities.

The fund’s assets allocated to equity and equity-related investments are actively-managed by the fund’s sub-adviser, Newton Investment Management Limited (NIM), an affiliate of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). NIM invests its allocated portion of the fund’s assets in companies it considers to be engaged in “sustainable business practices. “ These are companies whose business practices are, in NIM’s view, sustainable in an economic sense (i.e., the company’s strategy, operations and finances are stable and durable) and that take appropriate measures to manage any material consequences or impact of their policies and operations in relation to ESG matters (e.g., the company’s environmental footprint, labor standards, board structure, etc.). Companies engaged in sustainable business practices also may include companies that have committed explicitly to improving their environmental and/or social impacts that will lead to a transformation of their business models. No investment will be made in a company that is deemed by NIM to

2

have material negative environmental, social or governance issues with its business activities. Examples of such companies include: tobacco companies due to the health implications of smoking; a company with a large carbon footprint that has no emission reduction target; or a company that is in direct conflict with the goals of the UN Global Compact (a voluntary corporate initiative that seeks to advance universal principles on human rights, labor, environment and anti-corruption). NIM also may invest in companies where it believes it can promote sustainable business practices through ongoing company engagement and active proxy voting, such as by encouraging the company’s management to improve the company’s environmental footprint or voting the shares it holds of a company to improve the company’s governance structure.

The fund’s assets allocated to debt and debt-related investments are managed by Mellon Investments Corporation ( “Mellon “), using an indexed approach. For the portion of the fund’s assets allocated to debt and debt-related investments, Mellon seeks to track the investment results, before fees and expenses, of the Bloomberg MSCI US Aggregate ESG Select Sector Neutral Index. Mellon selects investments for its allocated portion of the fund’s assets by a “sampling “ process, which is a statistical process used to select debt securities so that this portion of the fund’s assets has investment characteristics that closely approximate those of the Index (e.g., duration, liquidity, quality, sector, industry, yield and market beta). Specifically, Mellon selects those securities that it determines best correspond to the Index’s aggregate risk metrics of duration, yield/spread, sector and quality, while seeking to mitigate such risks by investing in a diversified number of securities and issuers.

The fund changed its investment objective and strategy on April 1, 2019. Prior to April 1, 2019, the fund’s investment objective was to provide current income, while maintaining the potential for long-term capital appreciation. To pursue these goals, until April 1, 2019, the fund used an actively managed, global multi-asset strategy that focused on income generation. In addition, until April 1, 2019, Newton was the sole sub-adviser for the fund. Newton allocated the fund’s investments among equity and equity-related securities, debt and debt-related securities, and, generally to a lesser extent, real estate, commodities and infrastructure in developed and emerging markets.

Stocks and Bonds Retreat as Inflation Rises

Global equity and U.S. fixed-income investors encountered challenging conditions from the start of the reporting period as inflationary pressures put a damper on markets. Commodity prices rose in response to wage increases and pandemic-related supply-chain bottlenecks, while government stimulus and accommodative monetary policies pressured prices as well. Central banks responded with increasingly hawkish rhetoric regarding interest-rate increases. The Bank of England took the lead in December 2021 with a 0.15% increase of the base rate to 0.25%. That same month, the U.S. Federal Reserve (the “Fed “) announced its intention to scale back its asset purchases earlier in 2022 than previously planned and signaled a more rapid increase in interest rates in the coming year.

Inflationary forces were exacerbated by the Russian invasion of Ukraine in early 2022. As the largest land war in Europe since World War II continued with no sign of an early resolution, European markets began contemplating the possibility of reduced or curtailed oil and natural gas exports from Russia, a leading source of energy commodities to the continent. Energy costs, already at elevated levels, spiked higher, along with prices of crucial agricultural

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

chemicals and industrial metals. Stocks in energy producers surged along with oil and gas prices, while some other sectors, such as utilities and materials, produced more modest gains. However, growth-oriented shares suffered as the threat of rising interest rates caused investors to question the relative value of future earnings. Information technology, industrials and consumer discretionary stocks experienced the most significant declines, and most other sectors lost ground as well. These conditions also produced a distinctly unfavorable backdrop for bonds, which fell sharply in value, with no real safe havens.

Energy Allocation and Stock Selection Drive Underperformance

All of the fund’s underperformance relative to the Index can be approximately attributed to the lack of energy sector exposure during a period in which tight supply/demand conditions were exacerbated by the invasion of Ukraine and its broader consequences. Stock selection also weighed on relative performance in industrials, materials and consumer staples. With investors reappraising technology-related valuations in the face of surging inflation, tighter monetary policy and geopolitical uncertainty, several holdings experienced share-price weakness over the month. Notable underperformers included U.S.-based customer relationship management software company salesforce.com and Germany-based semiconductor maker Infineon Technologies. Salesforce.com shares declined following conservative guidance for the fourth quarter of 2021 owing to foreign exchange headwinds. The stock continued to exhibit weakness as investors considered the extent to which the company had benefited from a pull forward in demand as a result of the COVID-19 pandemic. Infineon Technologies shares retreated as some market participants anticipated a deceleration in sales and earnings growth over the shorter term.

Conversely the fund’s stock selections proved particularly strong in communication services. Lack of exposure to Meta Platforms and Netflix bolstered relative performance as shares in the former fell sharply following CEO Mark Zuckerberg’s warning of increased competition and a disappointing set of results, while Netflix revealed a drop in subscribers. Top-performing holdings included U.S.-based electric utility CMS Energy and Switzerland-based diversified insurer Zurich Insurance Group. CMS Energy performed well as the company raised the upper end of guidance for 2022. The defensive attributes of the business also appealed against an uncertain economic outlook. The company has a clear energy-transition agenda and is supported by robust growth dynamics, a favorable regulatory environment and a strong management team. Zurich Insurance Group benefited from rising yields and a favorable backdrop for commercial pricing. The insurer reported better-than-expected results for the 2021 and provided reassuring guidance for 2022.

Within fixed income, bond prices generally fell across the board as rapidly mounting inflationary pressures drove yields higher, and the Fed signaled an increasingly hawkish shift in monetary policy in its effort to curb inflation. The Fed followed through with a 0.25% rate hike in March 2022, with several more increases expected later in the year. In this challenging environment, few fixed-income areas offered investors any shelter, although short-duration instruments tended to suffer milder losses than their longer-duration counterparts.

Short-Term Challenges and Long-Term Opportunities

The immediate outlook for the global equity market has been clouded by a number of headwinds of late, which include concerns regarding the economic backdrop (not least due

4

to the impacts of the ongoing conflict in Ukraine), the apparent desire of central banks to persevere in a change in monetary policy regime, and the spread of COVID-19 in China and consequent lockdowns. How policy makers respond to such a shift in the outlook, particularly as the squeeze on consumer disposable incomes intensifies, given the backdrop of higher inflation, will be important for valuations.

We anticipate that the macroeconomic pressures we are witnessing, for all the short-term performance challenges they present, will support the demand for the types of products and services offered by the companies the fund holds. For example, countries and companies are already starting to recognize the need to accelerate their moves toward renewable energy and toward more localized supply chains in light of recent disruptions. An enhanced desire for efficient energy solutions strengthens the investment cases for holdings such as Trane Technologies and Ingersoll Rand, both newly added to the fund in recent months. Between the global pandemic and significant geopolitical conflict, we see many strengthening, sustainable themes that we believe provide the fund with strong investment opportunities. We intend to take advantage of the volatile market environment by selectively adding positions in highly sustainable businesses with newly attractive valuations.

In fixed income, as an index fund, we attempt to match closely the returns of the Index by approximating its composition and credit quality.

May 16, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration any maximum initial sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI Index captures large- and mid-cap representation across developed market (DM) countries and emerging market (EM) countries. Investors cannot invest directly in any index.

3 Source: FactSet. — The Bloomberg MSCI US Aggregate ESG Select Sector Neutral Index is a fixed-rate, investment-grade bond benchmark that follows the rules of the Bloomberg US Aggregate Index and applies additional sector and ESG criteria for security eligibility. In addition, treasury, securitized, and class 2 government-related (agency, local authority, sovereign, supranational) and corporate (industrial, utility, and financial) sectors are weighted to match the individual sector exposures of the Bloomberg US Aggregate Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Currencies are subject to the risk that those currencies will decline in value relative to a local currency, or, in the case of hedged positions, that the local currency will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Indexing does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance. The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price.

Environmental, social and governance (ESG) managers may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable Balanced Fund from November 1, 2021 to April 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2022

	Class K	Service Shares
Expenses paid per $1,000†	$.70	$1.87
Ending value (after expenses)	$883.10	$881.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2022

	Class K	Service Shares
Expenses paid per $1,000†	$.75	$2.01
Ending value (after expenses)	$1,024.05	$1,022.81
†

Expenses are equal to the fund’s annualized expense ratio of .15% for Class K and .40% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
April 30, 2022 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 36.6%
Canada - .6%
Bank of Montreal, Sub. Notes	4.34	10/5/2028	15,000	15,114
Canadian Imperial Bank of Commerce, Sr. Unscd. Notes	3.10	4/2/2024	10,000	9,952
Province of Ontario, Sr. Unscd. Bonds	2.50	4/27/2026	25,000	24,402
Province of Ontario, Sr. Unscd. Notes	1.60	2/25/2031	10,000	8,724
Province of Quebec, Unscd. Bonds	0.60	7/23/2025	20,000	18,494
Rogers Communications, Gtd. Notes	2.90	11/15/2026	15,000	14,400
The Toronto-Dominion Bank, Sr. Unscd. Notes	3.25	3/11/2024	5,000	5,003
				96,089
Germany - .4%
KfW, Govt. Gtd. Bonds	0.00	4/18/2036	15,000	[a] 9,653
KfW, Govt. Gtd. Bonds	0.38	7/18/2025	10,000	9,209
KfW, Govt. Gtd. Notes	2.63	2/28/2024	25,000	24,970
Landwirtschaftliche Rentenbank, Govt. Gtd. Notes	2.00	1/13/2025	15,000	14,642
				58,474
Ireland - .0%
Shire Acquisitions Investments Ireland, Gtd. Notes	2.88	9/23/2023	4,000	3,992
Japan - .2%
Mitsubishi UFJ Financial Group, Sr. Unscd. Notes	3.78	3/2/2025	25,000	25,153
Panama - .1%
Panama, Sr. Unscd. Bonds	9.38	4/1/2029	10,000	12,760
Peru - .1%
Peru, Sr. Unscd. Bonds	2.78	1/23/2031	15,000	13,033
Poland - .1%
Poland, Sr. Unscd. Notes	3.25	4/6/2026	15,000	14,895
Supranational - .4%
Asian Development Bank, Sr. Unscd. Notes	1.50	10/18/2024	15,000	14,499
European Investment Bank, Sr. Unscd. Notes	0.88	5/17/2030	10,000	8,503
European Investment Bank, Sr. Unscd. Notes	1.88	2/10/2025	10,000	9,735
International Bank for Reconstruction & Development, Sr. Unscd. Notes	0.88	7/15/2026	25,000	22,973
NXP, Gtd. Notes	2.50	5/11/2031	10,000	[b] 8,319
				64,029
8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 36.6% (continued)
United Kingdom - .3%
AstraZeneca, Sr. Unscd. Notes	6.45	9/15/2037	10,000	12,358
Vodafone Group, Sr. Unscd. Notes	4.38	5/30/2028	15,000	15,249
Vodafone Group, Sr. Unscd. Notes	5.25	5/30/2048	10,000	9,970
				37,577
United States - 34.3%
3M, Sr. Unscd. Notes	2.88	10/15/2027	15,000	14,507
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	5,000	4,661
AbbVie, Sr. Unscd. Notes	4.88	11/14/2048	5,000	5,018
Air Lease, Sr. Unscd. Notes	3.13	12/1/2030	15,000	12,970
Amazon.com, Sr. Unscd. Notes	4.05	8/22/2047	10,000	9,760
Amazon.com, Sr. Unscd. Notes	4.80	12/5/2034	10,000	10,776
American Express, Sr. Unscd. Notes	3.40	2/22/2024	25,000	25,078
American Water Capital, Sr. Unscd. Notes	2.80	5/1/2030	15,000	13,721
American Water Capital, Sr. Unscd. Notes	3.75	9/1/2047	10,000	8,773
American Water Capital, Sr. Unscd. Notes	4.15	6/1/2049	10,000	9,317
American Water Capital, Sr. Unscd. Notes	4.20	9/1/2048	15,000	14,043
Amgen, Sr. Unscd. Notes	4.56	6/15/2048	10,000	9,625
Apple, Sr. Unscd. Notes	1.20	2/8/2028	20,000	17,526
Apple, Sr. Unscd. Notes	3.25	2/23/2026	15,000	14,982
Bank of America, Sr. Unscd. Notes	2.46	10/22/2025	25,000	24,094
Bank of America, Sr. Unscd. Notes	3.95	1/23/2049	10,000	8,893
Becton Dickinson & Co., Sr. Unscd. Notes	2.82	5/20/2030	10,000	8,966
Boston Properties, Sr. Unscd. Notes	4.50	12/1/2028	15,000	15,124
Bristol-Myers Squibb, Sr. Unscd. Notes	4.13	6/15/2039	10,000	9,754
Carrier Global, Sr. Unscd. Notes	3.58	4/5/2050	10,000	8,038
Centerpoint Energy Houston Electric, Mortgage Bonds	3.55	8/1/2042	10,000	8,996
Cigna, Gtd. Notes	4.13	11/15/2025	15,000	15,166
Cigna, Gtd. Notes	4.38	10/15/2028	15,000	15,073
Cisco Systems, Sr. Unscd. Notes	5.50	1/15/2040	5,000	5,748
Citigroup, Sr. Unscd. Notes	3.20	10/21/2026	20,000	19,293
Citigroup, Sr. Unscd. Notes	3.98	3/20/2030	10,000	9,586
Citigroup, Sr. Unscd. Notes	4.41	3/31/2031	15,000	14,669
Citigroup, Sub. Notes	4.75	5/18/2046	10,000	9,563
Commonwealth Edison, First Mortgage Bonds	3.00	3/1/2050	10,000	7,894
Conagra Brands, Sr. Unscd. Notes	5.30	11/1/2038	5,000	4,984
Credit Suisse USA, Gtd. Notes	7.13	7/15/2032	10,000	12,140

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.6% (continued)
United States - 34.3% (continued)
Crown Castle International, Sr. Unscd. Bonds	3.80	2/15/2028	10,000		9,643
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	20,000		20,152
Deere & Co., Sr. Unscd. Notes	3.90	6/9/2042	10,000		9,729
Dell International, Sr. Unscd. Notes	4.90	10/1/2026	15,000		15,328
DuPont de Nemours, Sr. Unscd. Notes	4.49	11/15/2025	10,000		10,190
Eli Lilly & Co., Sr. Unscd. Notes	2.25	5/15/2050	10,000		7,173
Federal Home Loan Bank, Bonds	2.50	2/13/2024	25,000		24,950
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K077, Cl. A2	3.85	5/25/2028	30,000	[c]	30,842
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K126, Cl. A2	2.07	1/25/2031	10,000	[c]	9,076
Federal National Mortgage Association, Notes	0.50	6/17/2025	10,000	[c]	9,275
Federal National Mortgage Association, Notes	6.63	11/15/2030	20,000	[c]	25,111
FedEx, Gtd. Notes	5.25	5/15/2050	15,000		15,399
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	10,000		9,026
General Mills, Sr. Unscd. Notes	4.20	4/17/2028	5,000		5,042
Gilead Sciences, Sr. Unscd. Notes	3.50	2/1/2025	5,000		5,009
GlaxoSmithKline Capital, Gtd. Notes	3.88	5/15/2028	15,000		15,101
HCA, Sr. Scd. Notes	5.25	6/15/2049	10,000		9,556
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.45	10/2/2023	10,000		10,150
HP, Sr. Unscd. Notes	3.40	6/17/2030	10,000		8,981
Humana, Sr. Unscd. Notes	3.85	10/1/2024	10,000		10,056
Intel, Sr. Unscd. Notes	3.10	2/15/2060	10,000		7,438
Intel, Sr. Unscd. Notes	3.15	5/11/2027	10,000		9,820
Intel, Sr. Unscd. Notes	3.90	3/25/2030	10,000		9,912
Intercontinental Exchange, Gtd. Notes	3.75	12/1/2025	15,000		15,053
International Business Machines, Sr. Unscd. Debs.	5.88	11/29/2032	10,000		11,363
International Business Machines, Sr. Unscd. Notes	4.00	6/20/2042	5,000		4,593
ITC Holdings, Sr. Unscd. Notes	3.35	11/15/2027	15,000		14,556
Johnson & Johnson, Sr. Unscd. Notes	2.63	1/15/2025	15,000		14,894
JPMorgan Chase & Co., Sr. Unscd. Notes	2.53	11/19/2041	10,000		7,436

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.6% (continued)
United States - 34.3% (continued)
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	11/15/2048	10,000		8,865
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	20,000		19,852
JPMorgan Chase & Co., Sub. Notes	3.88	9/10/2024	10,000		10,045
Lowe's, Sr. Unscd. Notes	4.50	4/15/2030	10,000		10,132
Lowe's, Sr. Unscd. Notes	4.65	4/15/2042	10,000		9,716
Marsh & McLennan, Sr. Unscd. Notes	4.75	3/15/2039	15,000		15,181
Mastercard, Sr. Unscd. Notes	2.00	3/3/2025	10,000		9,723
McDonald's, Sr. Unscd. Notes	3.70	2/15/2042	10,000		8,805
Merck & Co., Sr. Unscd. Notes	3.90	3/7/2039	5,000		4,864
Microsoft, Sr. Unscd. Notes	2.68	6/1/2060	5,000		3,673
Microsoft, Sr. Unscd. Notes	2.88	2/6/2024	10,000		10,017
Microsoft, Sr. Unscd. Notes	4.25	2/6/2047	10,000		10,392
Morgan Stanley, Sr. Unscd. Notes	4.38	1/22/2047	10,000		9,621
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	20,000		19,829
Morgan Stanley, Sub. Notes	4.10	5/22/2023	15,000		15,169
Motorola Solutions, Sr. Unscd. Notes	2.75	5/24/2031	10,000		8,352
Northern Trust, Sr. Unscd. Notes	3.15	5/3/2029	20,000		19,217
Novartis Capital, Gtd. Notes	2.00	2/14/2027	10,000		9,403
Oncor Electric Delivery, First Mortgage Bonds	2.70	11/15/2051	10,000	[b]	7,520
Oncor Electric Delivery, Sr. Scd. Notes	3.10	9/15/2049	10,000		8,094
Oncor Electric Delivery, Sr. Scd. Notes	3.70	11/15/2028	15,000		14,915
Oracle, Sr. Unscd. Notes	1.65	3/25/2026	10,000		9,046
Oracle, Sr. Unscd. Notes	2.95	4/1/2030	10,000		8,647
Oracle, Sr. Unscd. Notes	4.00	11/15/2047	10,000		7,786
Paramount Global, Sr. Unscd. Debs.	5.85	9/1/2043	10,000		10,121
Parker-Hannifin, Sr. Unscd. Notes	3.25	6/14/2029	15,000		14,038
PepsiCo, Sr. Unscd. Notes	2.75	4/30/2025	15,000		14,862
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	10,000		8,816
Prudential Financial, Sr. Unscd. Notes	4.35	2/25/2050	5,000		4,887
Target, Sr. Unscd. Notes	2.50	4/15/2026	15,000		14,576
Texas Instruments, Sr. Unscd. Notes	3.88	3/15/2039	10,000		9,714
The Coca-Cola Company, Sr. Unscd. Notes	3.45	3/25/2030	10,000		9,763
The Goldman Sachs Group, Sr. Unscd. Notes	2.62	4/22/2032	15,000		12,700
The Goldman Sachs Group, Sr. Unscd. Notes	3.85	1/26/2027	20,000		19,578
The Home Depot, Sr. Unscd. Notes	3.50	9/15/2056	10,000		8,404

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 36.6% (continued)
United States - 34.3% (continued)
The Home Depot, Sr. Unscd. Notes	3.90	12/6/2028	10,000	10,002
The Mosaic Company, Sr. Unscd. Notes	4.25	11/15/2023	10,000	10,126
The PNC Financial Services Group, Sr. Unscd. Notes	3.45	4/23/2029	10,000	9,652
The Sherwin-Williams Company, Sr. Unscd. Notes	4.50	6/1/2047	15,000	14,341
The Walt Disney Company, Gtd. Notes	2.00	9/1/2029	15,000	13,131
The Walt Disney Company, Gtd. Notes	3.80	5/13/2060	10,000	8,731
Truist Financial, Sr. Unscd. Notes	3.75	12/6/2023	10,000	10,102
TWDC Enterprises 18, Gtd. Notes	4.13	6/1/2044	10,000	9,407
Tyson Foods, Sr. Unscd. Notes	4.55	6/2/2047	10,000	9,613
U.S. Treasury Bonds	1.13	5/15/2040	10,000	7,210
U.S. Treasury Bonds	1.13	8/15/2040	12,000	8,608
U.S. Treasury Bonds	1.25	5/15/2050	12,000	8,003
U.S. Treasury Bonds	1.38	8/15/2050	15,000	10,328
U.S. Treasury Bonds	1.38	11/15/2040	25,000	18,717
U.S. Treasury Bonds	1.63	11/15/2050	15,000	11,031
U.S. Treasury Bonds	1.75	8/15/2041	11,000	8,718
U.S. Treasury Bonds	1.88	2/15/2041	5,000	4,084
U.S. Treasury Bonds	1.88	2/15/2051	13,000	10,192
U.S. Treasury Bonds	1.88	11/15/2051	15,000	11,769
U.S. Treasury Bonds	2.00	8/15/2051	14,000	11,315
U.S. Treasury Bonds	2.00	2/15/2050	22,000	17,767
U.S. Treasury Bonds	2.25	8/15/2049	9,000	7,695
U.S. Treasury Bonds	2.25	2/15/2052	10,000	8,589
U.S. Treasury Bonds	2.38	11/15/2049	10,000	8,799
U.S. Treasury Bonds	2.38	5/15/2051	10,000	8,807
U.S. Treasury Bonds	2.50	2/15/2045	10,000	8,861
U.S. Treasury Bonds	2.75	11/15/2042	5,000	4,659
U.S. Treasury Bonds	2.75	8/15/2047	28,000	26,173
U.S. Treasury Bonds	2.88	5/15/2049	13,000	12,613
U.S. Treasury Bonds	3.00	2/15/2049	17,000	16,874
U.S. Treasury Bonds	3.00	2/15/2048	30,000	29,493
U.S. Treasury Bonds	3.00	8/15/2048	3,000	2,952
U.S. Treasury Bonds	3.13	5/15/2048	32,000	32,280
U.S. Treasury Bonds	3.13	2/15/2042	25,000	24,855
U.S. Treasury Bonds	3.13	11/15/2041	18,000	17,888
U.S. Treasury Bonds	3.38	11/15/2048	5,000	5,291
U.S. Treasury Bonds	3.63	2/15/2044	10,000	10,679
U.S. Treasury Bonds	3.88	8/15/2040	11,000	12,181

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 36.6% (continued)
United States - 34.3% (continued)
U.S. Treasury Bonds	4.38	11/15/2039	7,000	8,265
U.S. Treasury Bonds	4.38	5/15/2040	28,000	33,073
U.S. Treasury Bonds	4.50	2/15/2036	5,000	5,966
U.S. Treasury Notes	0.13	10/15/2023	25,000	24,157
U.S. Treasury Notes	0.13	12/15/2023	10,000	9,612
U.S. Treasury Notes	0.13	9/15/2023	15,000	14,535
U.S. Treasury Notes	0.13	7/15/2023	10,000	9,738
U.S. Treasury Notes	0.13	5/15/2023	20,000	19,578
U.S. Treasury Notes	0.13	8/31/2023	50,000	48,482
U.S. Treasury Notes	0.13	7/31/2023	25,000	24,310
U.S. Treasury Notes	0.13	1/15/2024	10,000	9,587
U.S. Treasury Notes	0.13	2/15/2024	50,000	47,807
U.S. Treasury Notes	0.25	7/31/2025	10,000	9,175
U.S. Treasury Notes	0.25	6/15/2023	100,000	97,818
U.S. Treasury Notes	0.38	7/31/2027	25,000	21,897
U.S. Treasury Notes	0.38	12/31/2025	12,000	10,935
U.S. Treasury Notes	0.38	11/30/2025	10,000	9,131
U.S. Treasury Notes	0.38	9/30/2027	30,000	26,152
U.S. Treasury Notes	0.50	6/30/2027	20,000	17,661
U.S. Treasury Notes	0.50	5/31/2027	35,000	30,967
U.S. Treasury Notes	0.50	4/30/2027	15,000	13,305
U.S. Treasury Notes	0.50	2/28/2026	25,000	22,792
U.S. Treasury Notes	0.63	3/31/2027	20,000	17,895
U.S. Treasury Notes	0.63	5/15/2030	17,000	14,230
U.S. Treasury Notes	0.63	12/31/2027	15,000	13,180
U.S. Treasury Notes	0.63	11/30/2027	15,000	13,207
U.S. Treasury Notes	0.63	8/15/2030	25,000	20,815
U.S. Treasury Notes	0.75	4/30/2026	15,000	13,760
U.S. Treasury Notes	0.75	3/31/2026	15,000	13,785
U.S. Treasury Notes	0.88	11/15/2030	30,000	25,425
U.S. Treasury Notes	0.88	9/30/2026	25,000	22,856
U.S. Treasury Notes	0.88	6/30/2026	25,000	22,971
U.S. Treasury Notes	1.13	2/15/2031	21,000	18,127
U.S. Treasury Notes	1.25	5/31/2028	25,000	22,617
U.S. Treasury Notes	1.25	8/15/2031	32,000	27,720
U.S. Treasury Notes	1.25	4/30/2028	40,000	36,242
U.S. Treasury Notes	1.38	1/31/2025	25,000	24,014
U.S. Treasury Notes	1.38	11/15/2031	25,000	21,834
U.S. Treasury Notes	1.38	8/31/2026	10,000	9,364
U.S. Treasury Notes	1.50	1/31/2027	20,000	18,722
U.S. Treasury Notes	1.50	2/15/2030	15,000	13,535
U.S. Treasury Notes	1.50	11/30/2024	20,000	19,330
U.S. Treasury Notes	1.50	8/15/2026	15,000	14,119

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 36.6% (continued)
United States - 34.3% (continued)
U.S. Treasury Notes	1.63	5/15/2031	40,000	35,958
U.S. Treasury Notes	1.63	8/15/2029	25,000	22,887
U.S. Treasury Notes	1.63	5/15/2026	25,000	23,745
U.S. Treasury Notes	1.63	2/15/2026	10,000	9,528
U.S. Treasury Notes	1.63	11/30/2026	25,000	23,586
U.S. Treasury Notes	1.75	12/31/2024	15,000	14,570
U.S. Treasury Notes	1.75	12/31/2026	20,000	18,962
U.S. Treasury Notes	1.88	6/30/2026	5,000	4,793
U.S. Treasury Notes	1.88	2/15/2032	30,000	27,398
U.S. Treasury Notes	1.88	8/31/2024	55,000	53,836
U.S. Treasury Notes	2.00	6/30/2024	65,000	63,974
U.S. Treasury Notes	2.00	4/30/2024	50,000	49,318
U.S. Treasury Notes	2.00	5/31/2024	65,000	64,040
U.S. Treasury Notes	2.00	8/15/2025	25,000	24,279
U.S. Treasury Notes	2.00	2/15/2025	30,000	29,297
U.S. Treasury Notes	2.13	9/30/2024	18,000	17,708
U.S. Treasury Notes	2.13	11/30/2024	30,000	29,450
U.S. Treasury Notes	2.13	5/31/2026	10,000	9,684
U.S. Treasury Notes	2.13	7/31/2024	50,000	49,291
U.S. Treasury Notes	2.25	2/15/2027	10,000	9,685
U.S. Treasury Notes	2.25	11/15/2024	45,000	44,330
U.S. Treasury Notes	2.25	3/31/2026	25,000	24,357
U.S. Treasury Notes	2.25	11/15/2025	10,000	9,771
U.S. Treasury Notes	2.25	12/31/2024	25,000	24,605
U.S. Treasury Notes	2.25	10/31/2024	30,000	29,568
U.S. Treasury Notes	2.38	5/15/2027	25,000	24,337
U.S. Treasury Notes	2.38	5/15/2029	28,000	26,987
U.S. Treasury Notes	2.38	8/15/2024	25,000	24,750
U.S. Treasury Notes	2.75	2/15/2028	5,000	4,944
U.S. Treasury Notes	2.75	2/28/2025	20,000	19,930
U.S. Treasury Notes	2.88	5/15/2028	40,000	39,791
U.S. Treasury Notes	2.88	8/15/2028	25,000	24,864
U.S. Treasury Notes	3.13	11/15/2028	10,000	10,095
United Parcel Service, Sr. Unscd. Notes	3.05	11/15/2027	15,000	14,589
Verizon Communications, Sr. Unscd. Notes	1.75	1/20/2031	15,000	12,261
Verizon Communications, Sr. Unscd. Notes	2.65	11/20/2040	10,000	7,580
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	20,000	19,603
Verizon Communications, Sr. Unscd. Notes	4.33	9/21/2028	10,000	10,073

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.6% (continued)
United States - 34.3% (continued)
Visa, Sr. Unscd. Notes	3.15	12/14/2025	15,000		14,905
WW Grainger, Sr. Unscd. Notes	1.85	2/15/2025	10,000		9,615
Zoetis, Sr. Unscd. Notes	3.90	8/20/2028	15,000		14,926
Federal Home Loan Mortgage Corp.:
1.50%, 2/1/2036			24,030	[c]	22,033
2.00%, 11/1/2036-3/1/2052			186,914	[c]	166,688
2.50%, 5/1/2035-8/1/2050			65,859	[c]	61,070
3.00%, 6/1/2035-6/1/2050			43,512	[c]	41,991
3.50%, 11/1/2047-7/1/2049			30,182	[c]	29,573
4.00%, 5/1/2049			5,253	[c]	5,243
5.00%, 10/1/2049			6,805	[c]	7,064
Federal National Mortgage Association:
2.50%			50,000	[c,d]	47,410
1.50%			25,000	[c,d]	22,867
1.50%, 11/1/2050-6/1/2051			45,999	[c]	38,942
2.00%			125,000	[c,d]	113,017
2.00%, 9/1/2040-9/1/2051			153,224	[c]	135,893
2.50%			100,000	[c,d]	91,230
2.50%, 11/1/2031-7/1/2051			160,709	[c]	148,268
3.00%, 6/1/2034-6/1/2050			83,545	[c]	80,121
3.00%			50,000	[c,d]	47,152
3.50%, 9/1/2037-11/1/2049			75,505	[c]	74,117
4.00%, 1/1/2048-8/1/2049			54,548	[c]	54,638
4.00%			25,000	[c,d]	24,865
4.50%, 8/1/2047-7/1/2048			24,229	[c]	24,918
5.50%, 9/1/2049			7,988	[c]	8,355
Government National Mortgage Association II:
2.00%			25,000	[d]	22,681
2.00%, 3/20/2051-1/20/2052			69,808		63,534
2.50%, 7/20/2051			23,164		21,554
2.50%			75,000	[d]	69,594
3.00%			25,000	[d]	23,834
3.00%, 11/20/2045-8/20/2050			51,870		49,832
3.50%, 11/20/2046-6/20/2049			54,580		53,735
4.00%, 4/20/2049-10/20/2049			17,830		17,919
4.50%, 2/20/2049-6/20/2049			8,359		8,577
5.00%, 6/20/2049			4,493		4,661
				5,065,388
Uruguay - .1%
Uruguay, Sr. Unscd. Bonds	4.98	4/20/2055	10,000		10,264
Total Bonds and Notes (cost $5,868,439)			5,401,654

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks - 61.3%
Australia - 2.1%
Australia & New Zealand Banking Group	2,313	43,903
CSL	231	43,719
Dexus	8,860	69,037
Insurance Australia Group	18,157	57,589
National Australia Bank	2,101	47,820
Westpac Banking	2,745	45,730
		307,798
Canada - .4%
The Toronto-Dominion Bank	761	54,967
China - 2.0%
3SBio	76,000	[b] 52,947
Meituan, Cl. B	2,815	[b,e] 60,421
Ping An Insurance Group Company of China, Cl. H	10,000	64,309
Tencent Holdings	2,589	121,438
		299,115
Denmark - 1.5%
Chr. Hansen Holding	1,160	90,396
Novo Nordisk, Cl. B	214	24,476
Novozymes, Cl. B	1,238	86,016
Orsted	172	[b] 19,300
		220,188
France - 2.1%
BNP Paribas	820	42,055
Bureau Veritas	609	17,451
Danone	751	45,148
Kering	31	16,466
Legrand	675	59,584
L'Oreal	107	38,927
LVMH	25	15,997
Sanofi	758	79,780
		315,408
Germany - 1.2%
Allianz	81	18,449
Brenntag	625	48,773
Continental	278	19,356
Fresenius Medical Care & Co.	257	16,097
Infineon Technologies	1,746	50,512
SAP	179	18,463
		171,650
Hong Kong - .4%
AIA Group	4,800	46,896

16

Description	Shares	Value ($)
Common Stocks - 61.3% (continued)
Hong Kong - .4% (continued)
Link REIT	2,100	18,107
		65,003
Ireland - 2.8%
Accenture, Cl. A	376	112,935
Aptiv	506	[e] 53,838
Kerry Group, Cl. A	317	35,020
Medtronic	929	96,950
Trane Technologies	776	108,555
		407,298
Israel - .2%
SolarEdge Technologies	92	[e] 23,038
Japan - 3.8%
Fast Retailing	100	45,825
Honda Motor	1,700	44,638
KDDI	1,400	46,418
M3	1,100	35,417
Mitsubishi UFJ Financial Group	7,100	41,264
Nippon Telegraph & Telephone	600	17,725
Recruit Holdings	1,000	36,888
Sony Group	500	42,976
Sugi Holdings	400	17,204
Sumitomo Mitsui Financial Group	800	24,083
Suntory Beverage & Food	1,400	55,587
Takeda Pharmaceutical	1,600	46,415
Toyota Industries	700	41,836
Toyota Motor	3,700	63,048
		559,324
Netherlands - .7%
ASML Holding	119	67,326
Universal Music Group	710	[e] 16,426
Wolters Kluwer	200	20,230
		103,982
Norway - 1.1%
Mowi	3,532	100,140
TOMRA Systems	1,571	62,173
		162,313
Peru - .6%
Credicorp	588	[e] 81,667
South Korea - .5%
Samsung SDI	166	79,055
Spain - .5%
Banco Santander	9,510	27,867

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 61.3% (continued)
Spain - .5% (continued)
Iberdrola	4,118		47,051
		74,918
Switzerland - 2.5%
Chubb	238		49,135
Lonza Group	44	[e]	25,832
Nestle	990		127,814
Roche Holding	139		51,481
Zurich Insurance Group	253		115,074
		369,336
Taiwan - .6%
Taiwan Semiconductor Manufacturing	5,000		91,200
United Kingdom - 4.4%
3i Group	1,127		18,390
Ascential	7,357	[e]	29,185
AstraZeneca	307		40,782
Barclays	15,825		28,916
Barratt Developments	6,383		39,081
Bunzl	976		37,800
Burberry Group	1,497		29,438
Croda International	499		48,349
Farfetch, Cl. A	1,327	[e]	14,862
Genus	538		16,869
HSBC Holdings	3,266		20,386
Informa	7,131	[e]	50,840
Linde	382		119,169
Prudential	1,420		17,651
RELX	656		19,592
Taylor Wimpey	31,435		49,366
Travis Perkins	4,446		67,688
		648,364
United States - 33.9%
Abbott Laboratories	676		76,726
Adobe	166	[e]	65,728
Albemarle	440		84,845
Alphabet, Cl. C	76	[e]	174,749
Amazon.com	73	[e]	181,451
American Express	304		53,112
American Tower	224	[f]	53,988
Amgen	222		51,768
Apple	2,479		390,814
Applied Materials	845		93,246
AT&T	2,749		51,846

18

Description	Shares		Value ($)
Common Stocks - 61.3% (continued)
United States - 33.9% (continued)
Automatic Data Processing	241		52,581
Becton Dickinson & Co.	192		47,460
Biogen	190	[e]	39,414
BlackRock	40		24,987
Booking Holdings	25	[e]	55,258
Bristol-Myers Squibb	858		64,582
Brixmor Property Group	2,936	[f]	74,516
Cigna	209		51,577
CME Group	100		21,934
CMS Energy	1,463		100,493
Colgate-Palmolive	594		45,768
Costco Wholesale	242		128,676
Ecolab	590		99,911
Eli Lilly & Co.	294		85,886
Emerson Electric	1,084		97,755
Eversource Energy	1,197		104,618
Fidelity National Information Services	541		53,640
Ingersoll Rand	2,037		89,547
Intel	1,341		58,454
Intuit	254		106,362
JPMorgan Chase & Co.	837		99,904
Laureate Education, Cl. A	3,730		42,261
Lowe's	295		58,330
Mastercard, Cl. A	254		92,299
Merck & Co.	1,436		127,359
MetLife	1,470		96,550
Microsoft	1,370		380,202
Morgan Stanley	597		48,112
NextEra Energy	1,351		95,948
NIKE, Cl. B	478		59,607
Norfolk Southern	289		74,527
PayPal Holdings	509	[e]	44,756
PepsiCo	451		77,441
Prologis	273	[f]	43,759
S&P Global	53		19,954
Salesforce	572	[e]	100,638
Starbucks	628		46,874
Texas Instruments	664		113,046
The Cooper Companies	191		68,959
The Estee Lauder Companies, Cl. A	161		42,514
The PNC Financial Services Group	253		42,023
The Procter & Gamble Company	464		74,495

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares	Value ($)
Common Stocks - 61.3% (continued)
United States - 33.9% (continued)
The TJX Companies		752	46,083
The Walt Disney Company		574	[e] 64,076
Thermo Fisher Scientific		82	45,339
Union Pacific		237	55,527
United Parcel Service, Cl. B		297	53,454
Verizon Communications		2,569	118,945
Visa, Cl. A		393	83,760
Warner Bros Discovery		665	[e] 12,070
			5,010,504
Total Common Stocks (cost $8,025,664)		9,045,128
Description	1-Day Yield (%)
Investment Companies - 4.9%
Registered Investment Companies - 4.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $731,682)	0.38	731,682	[g] 731,682
Total Investments (cost $14,625,785)		102.8%	15,178,464
Liabilities, Less Cash and Receivables		(2.8%)	(419,352)
Net Assets		100.0%	14,759,112

REIT—Real Estate Investment Trust

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2022, these securities were valued at $148,507 or 1.01% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Purchased on a forward commitment basis.

e Non-income producing security.

f Investment in real estate investment trust within the United States.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

20

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	14.7
U.S. Government Agencies Mortgage-Backed	10.7
Health Care	9.0
Information Technology	7.1
Banks	7.0
Investment Companies	4.9
Chemicals	4.1
Technology Hardware & Equipment	4.0
Internet Software & Services	3.7
Utilities	3.2
Semiconductors & Semiconductor Equipment	2.9
Insurance	2.9
Telecommunication Services	2.8
Diversified Financials	2.8
Food Products	2.2
Consumer Discretionary	2.1
Real Estate	2.0
Industrial	1.6
Retailing	1.5
Automobiles & Components	1.5
Transportation	1.4
Consumer Staples	1.4
Commercial & Professional Services	1.3
Media	1.3
Beverage Products	1.1
Electronic Components	1.1
Food & Staples Retailing	.9
Consumer Durables & Apparel	.8
Foreign Governmental	.7
Environmental Control	.4
U.S. Government Agencies Obligations	.4
Supranational Bank	.4
U.S. Government Agencies Collateralized Municipal-Backed Securities	.3
Advertising	.2
Energy	.2
Financials	.1
Agriculture	.1
Building Materials	.0
102.8

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2021	Purchases ($)†	Sales ($)	Value ($) 4/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - 4.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 4.9%	1,019,711	2,768,995	(3,057,024)	731,682	579

† Includes reinvested dividends/distributions.

See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	13,894,103	14,446,782
Affiliated issuers	731,682	731,682
Cash		30,962
Cash denominated in foreign currency	22,620	21,966
Receivable for investment securities sold		50,865
Dividends and interest receivable		46,771
Tax reclaim receivable—Note 1(b)		11,604
Receivable for shares of Common Stock subscribed		1,009
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		8,048
Prepaid expenses		981
		15,350,670
Liabilities ($):
Payable for investment securities purchased		530,543
Directors’ fees and expenses payable		300
Other accrued expenses		60,715
		591,558
Net Assets ($)		14,759,112
Composition of Net Assets ($):
Paid-in capital		13,721,772
Total distributable earnings (loss)		1,037,340
Net Assets ($)		14,759,112

Net Asset Value Per Share	Class K	Service Shares
Net Assets ($)	13,651,082	1,108,030
Shares Outstanding	983,784	80,000
Net Asset Value Per Share ($)	13.88	13.85

See notes to financial statements.

23

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2022 (Unaudited)

Investment Income ($):
Income:
Dividends (net of $12,809 foreign taxes withheld at source):
Unaffiliated issuers	92,650
Affiliated issuers	579
Interest (net of $124 foreign taxes withheld at source)	45,203
Total Income	138,432
Expenses:
Management fee—Note 3(a)	8,723
Professional fees	65,352
Chief Compliance Officer fees—Note 3(b)	10,209
Custodian fees—Note 3(b)	9,246
Pricing fees	7,969
Prospectus and shareholders’ reports	4,021
Shareholder servicing costs—Note 3(b)	1,537
Directors’ fees and expenses—Note 3(c)	458
Registration fees	220
Loan commitment fees—Note 2	121
Miscellaneous	6,262
Total Expenses	114,118
Less—reduction in expenses due to undertaking—Note 3(a)	(100,537)
Net Expenses	13,581
Net Investment Income	124,851
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	508,452
Net realized gain (loss) on forward foreign currency exchange contracts	(409)
Net Realized Gain (Loss)	508,043
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,580,172)
Net Realized and Unrealized Gain (Loss) on Investments	(2,072,129)
Net (Decrease) in Net Assets Resulting from Operations	(1,947,278)

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations ($):
Net investment income	124,851	212,502
Net realized gain (loss) on investments	508,043	774,173
Net change in unrealized appreciation (depreciation) on investments	(2,580,172)	1,865,611
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,947,278)	2,852,286
Distributions ($):
Distributions to shareholders:
Class K	(243,078)	(251,294)
Service Shares	(17,008)	(18,752)
Total Distributions	(260,086)	(270,046)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class K	326,541	392,850
Distributions reinvested:
Class K	8,127	1,190
Cost of shares redeemed:
Class K	(21,069)	(10,426)
Increase (Decrease) in Net Assets from Capital Stock Transactions	313,599	383,614
Total Increase (Decrease) in Net Assets	(1,893,765)	2,965,854
Net Assets ($):
Beginning of Period	16,652,877	13,687,023
End of Period	14,759,112	16,652,877
Capital Share Transactions (Shares):
Class K
Shares sold	21,551	25,567
Shares issued for distributions reinvested	519	82
Shares redeemed	(1,424)	(683)
Net Increase (Decrease) in Shares Outstanding	20,646	24,966

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2022	Year Ended October 31,
Class K Shares	(Unaudited)	2021	2020	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	15.97	13.45	12.56	11.57	12.50
Investment Operations:
Net investment income[c]	.12	.21	.22	.26	.37
Net realized and unrealized gain (loss) on investments	(1.96)	2.58	.88	.97	(1.05)
Total from Investment Operations	(1.84)	2.79	1.10	1.23	(.68)
Distributions:
Dividends from net investment income	(.25)	(.27)	(.21)	(.24)	(.25)
Net asset value, end of period	13.88	15.97	13.45	12.56	11.57
Total Return (%)	(11.69)[d]	20.91	8.88	11.03	(5.64)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.42[e]	1.34	1.42	2.11	2.19[e]
Ratio of net expenses to average net assets	.15[e]	.15	.15	.40	.71[e]
Ratio of net investment income to average net assets	1.59[e]	1.38	1.70	2.16	3.10[e]
Portfolio Turnover Rate	58.50[d,f]	88.59[f]	87.52[f]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	13,651	15,379	12,614	11,753	5,412

a Effective April 1, 2019, Class Y shares were redesignated as Class K Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30,2022, October 31, 2021 and 2020 were 38.23%, 57.21% and 52.86%, respectively.

See notes to financial statements.

26

	Six Months Ended
	April 30, 2022	Year Ended October 31,
Service Shares	(Unaudited)	2021	2020	2019[a]	2018[b]
Per Share Data ($):
Net asset value, beginning of period	15.92	13.41	12.53	11.56	12.50
Investment Operations:
Net investment income[c]	.10	.17	.19	.23	.32
Net realized and unrealized gain (loss) on investments	(1.96)	2.57	.88	.97	(1.03)
Total from Investment Operations	(1.86)	2.74	1.07	1.20	(.71)
Distributions:
Dividends from net investment income	(.21)	(.23)	(.19)	(.23)	(.23)
Net asset value, end of period	13.85	15.92	13.41	12.53	11.56
Total Return (%)	(11.82)[d]	20.63	8.50	10.73	(5.79)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67[e]	1.59	1.67	2.34	2.56[e]
Ratio of net expenses to average net assets	.40[e]	.40	.40	.62	.96[e]
Ratio of net investment income to average net assets	1.35[e]	1.14	1.45	1.95	2.78[e]
Portfolio Turnover Rate	58.50[d,f]	88.59[f]	87.52[f]	220.33	81.07[d]
Net Assets, end of period ($ x 1,000)	1,108	1,274	1,073	1,003	925

a Effective April 1, 2019, Class A shares were redesignated as Service Shares.

b From November 30, 2017 (commencement of operations) to October 31, 2018.

c Based on average shares outstanding.

d Not annualized.

e Annualized.

f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2022, October 31, 2021 and 2020 were 38.23%, 57.21% and 52.86%, respectively.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable Balanced Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eight series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Each of Newton Investment Management Limited (“Newton”) and Mellon Investments Corporation (“Mellon”), each a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serve as the fund’s sub-advisers (the “Sub-Advisers”).

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class K and Service. Class K shares (300 million shares authorized) and Service shares (100 million shares authorized). Class K shares are generally only offered to state-sponsored retirement plans. Service Class shares are generally offered only to holders of Class K who terminate their relationship with state-sponsored retirement plans. Each class of shares has identical rights and privileges, except with respect to the Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2022, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 935,314 of Class K shares and all of the outstanding Service shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

28

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the

30

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	1,443,012		-	1,443,012
Equity Securities - Common Stocks	5,725,620	3,319,508	††	-	9,045,128
Foreign Governmental	-	102,572		-	102,572
Investment Companies	731,682	-		-	731,682
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	39,918		-	39,918

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments in Securities:†(continued)
U.S. Government Agencies Mortgage-Backed	-	1,581,376	-	1,581,376
U.S. Government Agencies Obligations	-	59,336	-	59,336
U.S. Treasury Securities	-	2,175,440	-	2,175,440

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

32

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $49,596 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2021. These long-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2021 was as follows: ordinary income $270,046. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial

34

Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2022, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .11% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2021 through March 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class (excluding Shareholder Services

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .15% of the value of the fund’s average daily net assets. On or after March 1, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $100,537 during the period ended April 30, 2022.

Pursuant to sub-investment advisory agreements between the Adviser and the respective Sub-Advisers, Newton and Mellon each serve as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays each of Newton and Mellon a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Shareholder Services Plan, Service shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. Pursuant to the Plan, the Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2022, the fund was charged $1,504 pursuant to the Shareholder Services Plan.

36

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2022, the fund was charged $31 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2022, the fund was charged $9,246 pursuant to the custody agreement.

During the period ended April 30, 2022, the fund was charged $10,209 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,382 Shareholder Services Plan fees of $236, Custodian fees of $4,000, Chief Compliance Officer fees of $7,335 and Transfer Agent fees of $10, which are offset against an expense reimbursement currently in effect in the amount of $21,011.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended April 30, 2022, amounted to $9,337,442 and $9,145,773, respectively, of which $3,163,097 in purchases and $3,169,001 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2022 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract

38

decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2022 there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2022:

Average Market Value ($)
Forward contracts	38,026

At April 30, 2022, accumulated net unrealized appreciation on investments was $552,679, consisting of $1,607,481 gross unrealized appreciation and $1,054,802 gross unrealized depreciation.

At April 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 8-9, 2022, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, the Sub-Investment Advisory Agreement (the “NIM Agreement”), pursuant to which Newton Investment Management Limited (“NIM”) provides asset allocation for the fund and manages the portion of the fund’s assets allocated to equity and equity-related investments, and the Sub-Investment Advisory Agreement (the “Mellon Agreement” and, collectively with the NIM Agreement and the Management Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (“Mellon” and, together with NIM, the “Sub-Advisers” and each, a “Sub-Adviser”) provides day-to-day management of the fund’s assets allocated to debt and debt-related investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Advisers. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc.

40

(“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class K shares with the performance of a group of institutional flexible portfolio funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional flexible portfolio funds (the “Performance Universe”), all for various periods ended December 31, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional flexible portfolio funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-Advisers the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the one-year period when performance was below the Performance Group and Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and each Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was the lowest in the Expense Group median contractual management fee, the fund’s actual management fee (which was zero) was the lowest in the Expense Group and Expense Universe and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses. The Board noted the small asset size of the fund.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2023 to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

borrowings and extraordinary expenses) exceed .15% of the fund’s average daily net assets.

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Advisers or their affiliates that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to each Sub-Adviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Sub-Advisers and the Adviser. The Board also took into consideration that each Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Advisers, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays each Sub-Adviser pursuant to the Newton Agreement or the Mellon Agreement, as applicable, the Board did not consider the profitability of the Sub-Advisers to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and

42

the Sub-Advisers from acting as investment adviser and sub-investment advisers, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Advisers continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Advisers, of the Adviser and each Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Advisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Sustainable Balanced Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Advisers

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Mellon Investment Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
new York, NY 10286

Ticker Symbols:	Class K: DRAKX Service: DRASX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 4120SA0422

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 17, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 17, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)